                                                              EXHIBIT (a)(1)(ii)

                                   VAN KAMPEN
                           SENIOR FLOATING RATE FUND

                     OFFER TO PURCHASE FOR CASH 26,366,439
                  OF ITS ISSUED AND OUTSTANDING COMMON SHARES
                      AT NET ASSET VALUE PER COMMON SHARE

--------------------------------------------------------------------------------

THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT EASTERN TIME ON FRIDAY, AUGUST 17, 2001, UNLESS THE OFFER IS EXTENDED. TO ENSURE PROCESSING OF YOUR REQUEST, A LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE OF IT (TOGETHER WITH ANY CERTIFICATES FOR COMMON SHARES AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE DEPOSITARY (AS DEFINED BELOW) ON OR BEFORE AUGUST 17, 2001.

--------------------------------------------------------------------------------

To the Holders of Common Shares of
VAN KAMPEN SENIOR FLOATING RATE FUND:

     Van Kampen Senior Floating Rate Fund (the "Trust") is offering to purchase up to 26,366,439 of its common shares of beneficial interest, with par value of $0.01 per share ("Common Shares"), at a price (the "Purchase Price") equal to the net asset value per Common Share ("NAV") determined as of 5:00 P.M. Eastern Time on the Expiration Date (as defined herein). The tendering, acceptance and withdrawal of tenders are subject to the terms and conditions set forth in this Offer to Purchase and the related Letter of Transmittal (which together constitute the "Offer"). The Offer is scheduled to terminate as of 12:00 Midnight Eastern Time on August 17, 2001, unless extended by action of the Trust's Board of Trustees. An Early Withdrawal Charge (as defined in Section 3) will be imposed on most Common Shares accepted for payment that have been held for less than one year. The Common Shares are not currently traded on an established trading market. The purpose of the Offer is to attempt to provide liquidity to shareholders since the Trust is unaware of any secondary market which exists for the Common Shares. The NAV on July 13, 2001 was $8.53. You may obtain current NAV quotations from Van Kampen Funds Inc. ("VKFI") by calling
(800) 341-2911 between the hours of 7:00 A.M. and 7:00 P.M. Central Time, Monday through Friday, except holidays. See Section 9.

     If more than 26,366,439 Common Shares are duly tendered prior to the expiration of the Offer, the Trust presently intends to, subject to the condition that there have been no changes in the factors originally considered by the Board of Trustees when it determined to make the Offer and the other conditions set forth in Section 6, but is under no obligation to, extend the Offer period, if necessary, and increase the number of Common Shares that the Trust is offering to purchase to an amount which it believes will be sufficient to accommodate the excess Common Shares tendered as well as any Common Shares tendered during the extended Offer period or purchase 26,366,439 Common Shares (or such greater number of Common Shares sought) on a pro rata basis.

           THIS OFFER IS BEING MADE TO ALL SHAREHOLDERS OF THE TRUST
                 AND IS NOT CONDITIONED UPON ANY MINIMUM NUMBER
                        OF COMMON SHARES BEING TENDERED.

          THIS OFFER IS SUBJECT TO CERTAIN CONDITIONS. SEE SECTION 6.

                                                                 14 SFR006-07/01

SUMMARY TERM SHEET
THIS SUMMARY HIGHLIGHTS CERTAIN INFORMATION IN THIS OFFER TO PURCHASE. YOU SHOULD
CAREFULLY READ THE ENTIRE OFFER TO PURCHASE AND RELATED LETTER OF TRANSMITTAL FOR A
MORE COMPLETE DESCRIPTION OF THE TERMS AND CONDITIONS OF THE OFFER AND TO FULLY
UNDERSTAND THESE TERMS AND CONDITIONS.
 The Trust                The Trust is a non-diversified, closed-end management
                          investment company organized as a Massachusetts business
                          trust. The Trust seeks to provide a high level of current
                          income, consistent with the preservation of capital. The
                          Trust seeks to achieve its investment objective by investing in a professionally managed portfolio of interests in
                          floating or variable rate senior loans. As of July 13, 2001, the Trust had net assets of approximately $682 million and had issued and outstanding 79,898,303 Common Shares. As of
                          July 13, 2001, the Trust's NAV was $8.53. For additional
                          information about the Trust, see Sections 9, 10, 13 and 14.
 The Offer                The Trust is offering to purchase for cash at the Purchase
                          Price up to 26,366,439 of its outstanding Common Shares
                          which are properly tendered and accepted for payment prior to the Expiration Date of the Offer. The tendering,
                          acceptance and withdrawal of tenders are subject to the
                          terms and conditions set forth in this Offer to Purchase and the related Letter of Transmittal. See Sections 1, 2, 5 and
                          6. An early withdrawal charge will be imposed on most Common
                          Shares accepted for payment that have been held for less
                          than one year. See Section 3.
 Purpose of the Offer     The purpose of this Offer is to attempt to provide liquidity to the holders of Common Shares. The Trust currently does
                          not believe that an active secondary market for its Common
                          Shares exists or is likely to develop, and therefore the
                          Trustees consider each quarter making a tender offer to
                          purchase Common Shares at their NAV to attempt to provide
                          liquidity to the holders of Common Shares. There can be no assurance that this Offer will provide sufficient liquidity to all holders of Common Shares that desire to sell their
                          Common Shares or that the Trust will make any such tender
                          offer in the future. The Trustees may terminate the Offer, amend its terms, reject Common Shares tendered for payment or postpone payment, if during the tender period, certain
                          events occur which the Trustees consider make it inadvisable to proceed with the Offer. See Sections 6, 7, 11 and 16.
 The Purchase Price       The purchase price is equal to the NAV determined as of 5:00
                          P.M. Eastern Time on the Expiration Date. See Section 1. The
                          cost of purchasing the full 26,366,439 Common Shares
                          pursuant to the Offer would be approximately $224,905,725
                          (assuming a NAV of $8.53 on the Expiration Date). The Trust anticipates that cash necessary to purchase any Common
                          Shares acquired pursuant to the Offer will first be derived from cash on hand, such as proceeds from sales of new common shares of the Trust and specified pay-downs from the senior loans in the Trust's portfolio, and then from the proceeds from the sale of cash equivalents held by the Trust. The
                          Trust may also borrow amounts, if necessary, pursuant to a credit agreement which has been established to provide the
                          Trust with additional liquidity for its tender offers. See
                          Section 12.
 The Expiration Date      The Offer is scheduled to terminate as of 12:00 Midnight
                          Eastern Time on August 17, 2001, unless extended by action of the Trust's Board of Trustees. The later of August 17,
                          2001 or the latest time and date to which the Offer is
                          extended is the "Expiration Date". If the expiration date is extended, the Trust will make a public announcement of the new expiration date. See Sections 1 and 16.
 Tendering Common Shares  Shareholders seeking to tender their Common Shares pursuant to the Offer must send to the Trust's depositary on or
                          before the Expiration Date a properly completed and executed
                          Letter of Transmittal (or manually signed facsimile
                          thereof), Common Share certificates (if applicable) and any other documents required by the Letter of Transmittal. See
                          Section 3.
 Withdrawing Tenders      Shareholders seeking to withdraw their tender of Common
                          Shares must send to the Trust's depositary a written,
                          telegraphic, telex or facsimile transmission notice of
                          withdrawal that specifies the name of the person withdrawing a tender of Common Shares, the number of Common Shares to be withdrawn, and, if certificates representing such Common
                          Shares have been delivered or otherwise identified to the
                          depositary, the name of the registered holder(s) of such
                          Common Shares. Shareholders may withdraw Common Shares
                          tendered at any time up to 12:00 Midnight Eastern Time on
                          the Expiration Date and, if the Common Shares have not yet been accepted for payment by the Trust, at any time after
                          12:00 Midnight Eastern Time on September 14, 2001. See
                          Section 4.

                                   IMPORTANT

     If you desire to tender all or any portion of your Common Shares, you should either (1) complete and sign the Letter of Transmittal and mail or deliver it along with any Common Share certificate(s) and any other required documents to Van Kampen Investor Services Inc. (the "Depositary") or (2) request your broker, dealer, commercial bank, trust company or other nominee to effect the transaction for you. If your Common Shares are registered in the name of a broker, dealer, commercial bank, trust company or other nominee, you must contact such broker, dealer, commercial bank, trust company or other nominee if you desire to tender your Common Shares.

     NEITHER THE TRUST NOR ITS BOARD OF TRUSTEES MAKES ANY RECOMMENDATION TO ANY SHAREHOLDER AS TO WHETHER TO TENDER OR REFRAIN FROM TENDERING ANY OR ALL OF SUCH SHAREHOLDER'S COMMON SHARES. SHAREHOLDERS ARE URGED TO EVALUATE CAREFULLY ALL INFORMATION IN THE OFFER, CONSULT THEIR OWN INVESTMENT AND TAX ADVISERS AND MAKE THEIR OWN DECISIONS WHETHER TO TENDER COMMON SHARES AND, IF SO, HOW MANY COMMON SHARES TO TENDER.

     NO PERSON HAS BEEN AUTHORIZED TO MAKE ANY RECOMMENDATION ON BEHALF OF THE TRUST AS TO WHETHER SHAREHOLDERS SHOULD TENDER COMMON SHARES PURSUANT TO THE OFFER. NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THE OFFER OTHER THAN THOSE CONTAINED HEREIN OR IN THE LETTER OF TRANSMITTAL. IF GIVEN OR MADE, SUCH RECOMMENDATION AND SUCH INFORMATION AND REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST.

     Questions and requests for assistance may be directed to VKFI at the address and telephone number set forth below. Requests for additional copies of this Offer to Purchase and the Letter of Transmittal should be directed to VKFI.

July 20, 2001                               VAN KAMPEN SENIOR FLOATING
                                              RATE FUND
Van Kampen Funds Inc.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
(800) 341-2911
                                            Depositary: Van Kampen Investor
                                            Services Inc.
                                            By Regular Mail,
                                            Van Kampen Investor Services Inc.
                                            P.O. Box 218256
                                            Kansas City, MO 64121-8256
                                            Attn:Van Kampen Senior Floating Rate
                                                 Fund
                                            By Certified, Registered,
                                            Overnight Mail or Courier,
                                            Van Kampen Investor Services Inc.
                                            7501 Tiffany Springs Parkway
                                            Kansas City, MO 64153
                                            Attn:Van Kampen Senior Floating Rate
                                                 Fund

                               TABLE OF CONTENTS

SECTION                                                                 PAGE
-------                                                                 ----
   1.     Price; Number of Common Shares..............................     5
   2.     Procedure for Tendering Common Shares.......................     5
   3.     Early Withdrawal Charge.....................................     7
   4.     Withdrawal Rights...........................................     8
   5.     Payment for Shares..........................................     9
   6.     Certain Conditions of the Offer.............................     9
   7.     Purpose of the Offer........................................    10
   8.     Plans or Proposals of the Trust.............................    10
   9.     Price Range of Common Shares; Dividends.....................    11
  10.     Interest of Trustees and Executive Officers; Transactions
          and Arrangements Concerning the Common Shares...............    11
  11.     Certain Effects of the Offer................................    12
  12.     Source and Amount of Funds..................................    12
  13.     Certain Information about the Trust.........................    14
  14.     Additional Information......................................    15
  15.     Certain Federal Income Tax Consequences.....................    15
  16.     Extension of Tender Period; Termination; Amendments.........    16
  17.     Miscellaneous...............................................    16
     EXHIBIT A:
          Unaudited Financial Statements for the Period Ended January
          31, 2001....................................................   A-1
          Audited Financial Statements for the Fiscal Year Ended July
          31, 2000....................................................  A-24

     1. PRICE; NUMBER OF COMMON SHARES. The Trust will, upon the terms and subject to the conditions of the Offer, accept for payment (and thereby purchase) 26,366,439 or such lesser number of its issued and outstanding Common Shares which are properly tendered (and not withdrawn in accordance with Section
4) prior to 12:00 Midnight Eastern Time on August 17, 2001 (such time and date being hereinafter called the "Initial Expiration Date"). The Trust reserves the right to extend the Offer. See Section 16. The later of the Initial Expiration Date or the latest time and date to which the Offer is extended is hereinafter called the "Expiration Date." The Purchase Price of the Common Shares will be their NAV determined as of 5:00 P.M. Eastern Time on the Expiration Date. The NAV on July 13, 2001 was $8.53. You may obtain current NAV quotations from VKFI by calling (800) 341-2911 between the hours of 7:00 A.M. and 7:00 P.M. Central Time, Monday through Friday, except holidays. Shareholders tendering Common Shares remain entitled to receive dividends declared on such shares up to the settlement date of the Offer. See Section 9. The Trust will not pay interest on the Purchase Price under any circumstances. An Early Withdrawal Charge will be imposed on most Common Shares accepted for payment that have been held for less than one year. See Section 3.

     The Offer is being made to all shareholders of the Trust and is not conditioned upon any minimum number of Common Shares being tendered. If the number of Common Shares properly tendered prior to the Expiration Date and not withdrawn is less than or equal to 26,366,439 Common Shares (or such greater number of Common Shares as the Trust may elect to purchase pursuant to the Offer), the Trust will, upon the terms and subject to the conditions of the Offer, purchase at NAV all Common Shares so tendered. If more than 26,366,439 Common Shares are duly tendered prior to the expiration of the Offer and not withdrawn, the Trust presently intends to, subject to the condition that there have been no changes in the factors originally considered by the Board of Trustees when it determined to make the Offer and the other conditions set forth in Section 6, but is not obligated to, extend the Offer period, if necessary, and increase the number of Common Shares that the Trust is offering to purchase to an amount which it believes will be sufficient to accommodate the excess Common Shares tendered as well as any Common Shares tendered during the extended Offer period or purchase 26,366,439 Common Shares (or such greater number of Common Shares sought) on a pro rata basis.

     On July 13, 2001 there were approximately 79,893,303 Common Shares issued and outstanding and there were approximately 19,864 holders of record of Common Shares. The Trust has been advised that no trustees, officers or affiliates of the Trust intend to tender any Common Shares pursuant to the Offer.

     The Trust reserves the right, in its sole discretion, at any time or from time to time, to extend the period of time during which the Offer is open by giving oral or written notice of such extension to the Depositary and making a public announcement thereof. See Section 16. There can be no assurance, however, that the Trust will exercise its right to extend the Offer. If the Trust decides, in its sole discretion, to increase (except for any increase not in excess of 2% of the outstanding Common Shares) or decrease the number of Common Shares being sought and, at the time that notice of such increase or decrease is first published, sent or given to holders of Common Shares in the manner specified below, the Offer is scheduled to expire at any time earlier than the tenth business day from the date that such notice is first so published, sent or given, the Offer will be extended at least until the end of such ten business day period.

     2. PROCEDURE FOR TENDERING COMMON SHARES.

     Proper Tender of Common Shares. Except as otherwise set forth under the heading "Procedures for Selling Group Members" below, for Common Shares to be properly tendered pursuant to the Offer, a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) with any required signature guarantees, any certificates for such Common Shares, and any other documents required by the Letter of Transmittal, must be received on or before the Expiration Date by the Depositary at its address set forth on page 3 of this Offer to Purchase.

     It is a violation of Section 14(e) of the Securities and Exchange Act of 1934 (the "Exchange Act"), and Rule 14e-4 promulgated thereunder, for a person to tender Common Shares in a partial tender offer for such person's own account unless at the time of tender and until such time as the securities are accepted for payment the person so tendering has a net long position equal to or greater than the amount tendered in (i) the Common Shares and will deliver or cause to be delivered such shares for purposes of tender to the

Trust prior to or on the Expiration Date, or (ii) an equivalent security and, upon the acceptance of his or her tender will acquire the Common Shares by conversion, exchange, or exercise of such equivalent security to the extent required by the terms of the Offer, and will deliver or cause to be delivered the Common Shares so acquired for the purpose of tender to the Trust prior to or on the Expiration Date.

     Section 14(e) and Rule 14e-4 provide a similar restriction applicable to the tender or guarantee of a tender on behalf of another person.

     The acceptance of Common Shares by the Trust for payment will constitute a binding agreement between the tendering shareholder and the Trust upon the terms and subject to the conditions of the Offer, including the tendering shareholder's representation that (i) such shareholder has a net long position in the Common Shares being tendered within the meaning of Rule 14e-4 promulgated under the Exchange Act and (ii) the tender of such Common Shares complies with Rule 14e-4.

     Signature Guarantees and Method of Delivery. Signatures on the Letter of Transmittal are not required to be guaranteed unless (1) the proceeds for the tendered Common Shares will amount to more than $100,000, (2) the Letter of Transmittal is signed by someone other than the registered holder of the Common Shares tendered therewith, or (3) payment for tendered Common Shares is to be sent to a payee other than the registered owner of such Common Shares and/or to an address other than the registered address of the registered owner of the Common Shares. In those instances, all signatures on the Letter of Transmittal must be guaranteed by a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank (an "Eligible Institution"). If Common Shares are registered in the name of a person or persons other than the signer of the Letter of Transmittal or (a) if payment is to be made to, (b) unpurchased Common Shares are to be registered in the name of or (c) any certificates for unpurchased Common Shares are to be returned to any person other than the registered owner, then the Letter of Transmittal and, if applicable, the tendered Common Share certificates must be endorsed or accompanied by appropriate authorizations, in either case signed exactly as such name or names appear on the registration of the Common Shares with the signatures on the certificates or authorizations guaranteed by an Eligible Institution. If signature is by attorney-in-fact, executor, administrator, Trustee, guardian, officer of a corporation or another acting in a fiduciary or representative capacity, other legal documents will be required. See Instructions 1 and 4 of the Letter of Transmittal.

     Payment for Common Shares tendered and accepted for payment pursuant to the Offer will be made only after receipt by the Depositary on or before the Expiration Date of a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) and any other documents required by the Letter of Transmittal. If your Common Shares are evidenced by certificates, those certificates must be received by the Depositary on or prior to the Expiration Date.

     THE METHOD OF DELIVERY OF ANY DOCUMENTS, INCLUDING CERTIFICATES FOR COMMON SHARES, IS AT THE ELECTION AND RISK OF THE PARTY TENDERING COMMON SHARES. IF DOCUMENTS ARE SENT BY MAIL, IT IS RECOMMENDED THAT THEY BE SENT BY REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED.

     Procedures for Selling Group Members. If you are a selling group member, in order for you to tender any Common Shares pursuant to the Offer, you may place a confirmed wire order with VKFI. All confirmed wire orders used to tender Common Shares pursuant to this Offer must be placed on the Expiration Date only (wire orders placed on any other date will not be accepted by the Trust). Common Shares tendered by a wire order are deemed to be tendered when VKFI receives the order but subject to the condition subsequent that the settlement instructions, including (with respect to tendered Common Shares for which the selling group member is not the registered owner) a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof), any other documents required by the Letter of Transmittal and any Common Share certificates, are received by the Depository within three New York Stock Exchange trading days after receipt by VKFI of such order.

     Determinations of Validity. All questions as to the validity, form, eligibility (including time of receipt) and acceptance of tenders will be determined by the Trust, in its sole discretion, whose determination shall be final and binding. The Trust reserves the absolute right to reject any or all tenders determined by it not to be in appropriate form or the acceptance of or payment for which may, in the opinion of the Trust's counsel, be unlawful. The Trust also reserves the absolute right to waive any of the conditions of the Offer or any defect in any tender with respect to any particular Common Share(s) or any particular shareholder, and the Trust's interpretations of the terms and conditions of the Offer will be final and binding. Unless waived, any defects or irregularities in connection with tenders must be cured within such times as the Trust shall determine. Tendered Common Shares will not be accepted for payment unless the defects or irregularities have been cured within such time or waived. Neither the Trust, VKFI, the Depositary nor any other person shall be obligated to give notice of any defects or irregularities in tenders, nor shall any of them incur any liability for failure to give such notice.

     Federal Income Tax Withholding. The Depositary will withhold 30% of the gross payments payable to a Non-U.S. Shareholder unless the Non-U.S. Shareholder has provided to the Depositary a form on which it claims eligibility for a reduced rate of withholding or establishes an exemption from withholding. For this purpose, a Non-U.S. Shareholder, in general, is a shareholder that is not
(i) a citizen or resident of the United States, (ii) a corporation or partnership created or organized under the laws of the United States or any state thereof, (iii) an estate, the income of which is subject to United States federal income taxation regardless its source or (iv) a trust whose administration is subject to the primary jurisdiction of a United States court and which has one or more United States fiduciaries who have the authority to control all substantial decisions of the trust. To claim tax treaty benefits, Non-U.S. Shareholders will be required to provide the Depositary with a properly completed IRS Form W-8BEN certifying their entitlement thereto. In addition, in certain cases where payments are made to a Non-U.S. Shareholder that is a partnership or other pass-through entity, persons holding an interest in the entity will need to provide the required certification. For example, an individual Non-U.S. Shareholder who holds shares in the Trust through a non-United States partnership must provide an IRS Form W-8BEN to the Depositary to claim the benefits of an applicable tax treaty. The Depositary will determine a shareholder's status as a Non-U.S. Shareholder and eligibility for a reduced rate of, or an exemption from, withholding by reference to the Form W-8BEN provided by the Non-U.S. Shareholder unless facts and circumstances indicate that reliance is not warranted. A Non-U.S. Shareholder may be eligible to obtain a refund of tax withheld if such shareholder meets one of the three tests for capital gain or loss treatment described in Section 15 or is otherwise able to establish that no tax or a reduced amount of tax was due.

     To prevent backup federal income tax withholding of a percentage of the gross payments made pursuant to the Offer, each shareholder (other than a Non-U.S. Shareholder) who has not previously submitted a Form W-9 to the Trust or does not otherwise establish an exemption from such withholding must notify the Depositary of such shareholder's correct taxpayer identification number (or certify that such taxpayer is awaiting a taxpayer identification number) and provide certain other information by completing the Form W-9 enclosed with the Letter of Transmittal. Non-U.S. Shareholders who are resident aliens and who have not previously submitted a Form W-9, or other Non-U.S. Shareholders who have not previously submitted a Form W-8BEN, to the Trust must do so in order to avoid backup withholding. Exemption from backup withholding does not exempt a Non-U.S. Shareholder from the 30% withholding described above.

     For a discussion of certain other federal income tax consequences to tendering shareholders, see Section 15.

     3. EARLY WITHDRAWAL CHARGE. The Depositary will impose an early withdrawal charge (the "Early Withdrawal Charge") on most Common Shares accepted for payment which have been held less than one year. The Early Withdrawal Charge will be imposed on a number of Common Shares accepted for payment from a record holder of Common Shares the value of which exceeds the aggregate value at the time the tendered Common Shares are accepted for payment of (a) all Common Shares owned by such holder that were purchased more than one year prior to such acceptance, (b) all Common Shares owned by such holder that were acquired through reinvestment of distributions, and (c) the increase, if any, of value of all other Common Shares owned by such holder (namely, those purchased within the one year preceding acceptance for payment) over the purchase price of such Common Shares. The Early Withdrawal Charge will be paid to VKFI on behalf of the holder of the Common Shares. In determining whether an Early Withdrawal Charge is payable, Common Shares accepted for payment pursuant to the Offer shall be deemed to be those Common

Shares purchased earliest by the Shareholder. Any Early Withdrawal Charge which is required to be imposed will be made in accordance with the following schedule.

                                                                EARLY
                     YEAR OF REPURCHASE                       WITHDRAWAL
                       AFTER PURCHASE                           CHARGE
                     ------------------                       ----------
First.......................................................     1.0%
Second and following........................................     0.0%

     Exchanges. Tendering shareholders may elect to have the Depositary invest the cash proceeds from the tender of Common Shares of the Trust in contingent deferred sales charge shares ("Class C Shares") of certain open-end investment companies advised by either Van Kampen Investment Advisory Corp. or Van Kampen Asset Management Inc. and distributed by VKFI (such funds are collectively referred to herein as the "VK Funds"), subject to certain limitations. See also, section 5 regarding payment for shares tendered. The Early Withdrawal Charge will be waived for Common Shares tendered pursuant to this election, however, such Class C Shares immediately become subject to a contingent deferred sales charge schedule equivalent to the Early Withdrawal Charge schedule of the Trust. Thus, shares of such VK Funds may be subject to a contingent deferred sales charge upon a subsequent redemption from the VK Funds. The purchase of shares of such VK Fund will be deemed to have occurred at the time of the purchase of the Common Shares of the Trust for calculating the applicable contingent deferred sales charge.

     The prospectus for each VK Fund describes its investment objectives and policies. Shareholders can obtain a prospectus without charge by calling 1-800-341-2911 and should consider these objectives and policies carefully before making the election described above. Tendering shareholders may purchase Class C Shares of a VK Fund only if shares of such VK Fund are available for sale, and shareholders establishing a new Class C Share account of a VK Fund must invest tender proceeds from Common Shares which have a value at or above the account minimum of such VK Fund. An exchange is still deemed to be a tender of Common Shares causing a taxable event and may result in a taxable gain or loss for the tendering shareholders. Please consult your tax adviser regarding the tax consequences of any exchange.

     A shareholder may make the election described above by completing the appropriate section on the Letter of Transmittal or by giving proper instructions to the shareholder's broker or dealer. Although this election to purchase Class C Shares of a VK Fund has been made available as a convenience to the Trust's shareholders, neither the Trust nor its Board of Trustees makes any recommendation as to whether shareholders should invest in shares of another VK Fund. VK Funds may offer certain shareholder services to investors such as automated purchase, redemption or exchange privileges. These shareholders services are described in the VK Fund's prospectus. For shareholders electing this exchange option, in order to establish an automated purchase, redemption and exchange privileges on your VK Fund Class C Share account, a signature guarantee form will be required for such account. Shareholders may access materials to establish these privileges by calling the Investor Services Department at (800) 341-2911 or accessing applicable forms at http://www.vankampen.com and selecting the Shareholder section and then the Forms Library.

     4. WITHDRAWAL RIGHTS. Except as otherwise provided in this Section 4, tenders of Common Shares made pursuant to the Offer will be irrevocable. You may withdraw Common Shares tendered at any time prior to 12:00 Midnight Eastern Time on the Expiration Date and, if the Common Shares have not yet been accepted for payment by the Trust, at any time after 12:00 Midnight Eastern Time on September 14, 2001.

     To be effective, a written, telegraphic, telex or facsimile transmission notice of withdrawal must be timely received by the Depositary at the address set forth on page 3 of this Offer to Purchase. Any notice of withdrawal must specify the name of the person having tendered the Common Shares to be withdrawn, the number of Common Shares to be withdrawn, and, if certificates representing such Common Shares have been delivered or otherwise identified to the Depositary, the name of the registered holder(s) of such Common Shares as set forth in such certificates if different from the name of the person tendering the Common Shares. If certificates have been delivered to the Depositary, then, prior to the release of such certificates, you must also submit the certificate numbers shown on the particular certificates evidencing such Common Shares and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution.

     All questions as to the form and validity (including time of receipt) of notices of withdrawal will be determined by the Trust in its sole discretion, whose determination shall be final and binding. None of the Trust, VKFI, Van Kampen Investments Inc. ("VK Inc."), the Depositary or any other person is or will be obligated to give any notice of any defects or irregularities in any notice of withdrawal, and none of them will incur any liability for failure to give any such notice. Common Shares properly withdrawn shall not thereafter be deemed to be tendered for purposes of the Offer. However, withdrawn Common Shares may be retendered by following the procedures described in Section 2 prior to the Expiration Date.

     5. PAYMENT FOR SHARES. For purposes of the Offer, the Trust will be deemed to have accepted for payment (and thereby purchased) Common Shares which are tendered and not withdrawn when, as and if it gives oral or written notice to the Depositary of its acceptance of such Common Shares for payment pursuant to the Offer.

     Payment for Common Shares purchased pursuant to the Offer will be made by depositing the aggregate purchase price therefor with the Depositary, which will act as agent for tendering shareholders for the purpose of receiving payment from the Trust and either transmitting payment directly to the tendering shareholders or, in the case of tendering shareholders electing to invest such proceeds in another VK Fund, transmitting payment directly to the transfer agent for purchase of Class C Shares of the designated VK Fund for the account of such shareholders. In all cases, payment for Common Shares accepted for payment pursuant to the Offer will be made only after timely receipt by the Depositary, as required pursuant to the Offer, of a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof), any certificates representing such Common Shares, if issued, and any other required documents. Certificates for Common Shares not purchased (see Sections 1 and 6), or for Common Shares not tendered included in certificates forwarded to the Depositary, will be returned promptly following the termination, expiration or withdrawal of the Offer, without expense to the tendering shareholder.

     The Trust will pay all transfer taxes, if any, payable on the transfer to it of Common Shares purchased pursuant to the Offer. If, however, payment of the purchase price is to be made to, or (in the circumstances permitted by the Offer) if unpurchased Common Shares are to be registered in the name of any person other than the registered holder, or if tendered certificates, if any, are registered or the Common Shares tendered are held in the name of any person other than the person signing the Letter of Transmittal, the amount of any transfer taxes (whether imposed on the registered holder or such other person) payable on account of the transfer to such person will be deducted from the Purchase Price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted. Shareholders tendering Common Shares remain entitled to receive dividends declared on such shares up to the settlement date of the Offer. The Trust will not pay any interest on the Purchase Price under any circumstances. An Early Withdrawal Charge will be imposed on most Common Shares accepted for payment that have been held for less than one year. See
Section 3. In addition, if certain events occur, the Trust may not be obligated to purchase Common Shares pursuant to the Offer. See Section 6.

     ANY TENDERING SHAREHOLDER OR OTHER PAYEE WHO HAS NOT PREVIOUSLY SUBMITTED A COMPLETED AND SIGNED FORM W-9 AND WHO FAILS TO COMPLETE FULLY AND SIGN THE FORM W-9 ENCLOSED WITH THE LETTER OF TRANSMITTAL MAY BE SUBJECT TO REQUIRED FEDERAL INCOME TAX WITHHOLDING OF 31% OF THE GROSS PROCEEDS PAID TO SUCH SHAREHOLDER OR OTHER PAYEE PURSUANT TO THE OFFER. SEE SECTION 2.

     6. CERTAIN CONDITIONS OF THE OFFER. Notwithstanding any other provision of the Offer, the Trust shall not be required to accept for payment, purchase or pay for any Common Shares tendered, and may terminate or amend the Offer or may postpone the acceptance for payment of, the purchase of and payment for Common Shares tendered, if at any time at or before the time of purchase of any such Common Shares, any of the following events shall have occurred (or shall have been determined by the Trust to have occurred) which, in the Trust's sole judgment in any such case and regardless of the circumstances (including any action or omission to act by the Trust), makes it inadvisable to proceed with the Offer or with such purchase or payment: (1) in the reasonable judgment of the Trustees, there is not sufficient liquidity of the assets of the Trust; (2) such transactions, if consummated, would (a) impair the Trust's status as a regulated investment company under federal income tax law (which would make the Trust a taxable entity, causing the Trust's taxable income to be taxed at the Trust level) or (b) result in a failure to comply with applicable asset coverage requirements; or (3) there is, in the Board of Trustees' reasonable judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Trust, (b) suspension of or limitation on prices for trading securities generally on any United States national securities exchange or in the over-the-counter market, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by banks in the United States, (d) limitation affecting the Trust or the issuers of its portfolio securities imposed by federal or state authorities on the extension of credit by lending institutions, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States or (f) other event or condition which would have a material adverse effect on the Trust or the holders of its Common Shares if the tendered Common Shares are purchased.

     The foregoing conditions are for the Trust's sole benefit and may be asserted by the Trust regardless of the circumstances giving rise to any such condition (including any action or inaction by the Trust), and any such condition may be waived by the Trust in whole or in part, at any time and from time to time in its sole discretion. The Trust's failure at any time to exercise any of the foregoing rights shall not be deemed a waiver of any such right; the waiver of any such right with respect to particular facts and circumstances shall not be deemed a waiver with respect to any other facts or circumstances; and each such right shall be deemed an ongoing right which may be asserted at any time and from time to time. Any determination by the Trust concerning the events described in this Section 6 shall be final and shall be binding on all parties.

     If the Trust determines to terminate or amend the Offer or to postpone the acceptance for payment of or payment for Common Shares tendered, it will, to the extent necessary, extend the period of time during which the Offer is open as provided in Section 16. Moreover, in the event any of the foregoing conditions are modified or waived in whole or in part at any time, the Trust will promptly make a public announcement of such waiver and may, depending on the materiality of the modification or waiver, extend the Offer period as provided in Section 16.

     7. PURPOSE OF THE OFFER. The Trust currently does not believe that an active secondary market for its Common Shares exists or is likely to develop. In recognition of the possibility that a secondary market may not develop for the Common Shares of the Trust, or, if such a market were to develop, the Common Shares might trade at a discount, the Trustees have determined that it would be in the best interest of its shareholders for the Trust to take action to attempt to provide liquidity to shareholders. To that end, the Trustees presently intend each quarter to consider making a tender offer to purchase Common Shares at their NAV. The purpose of this Offer is to attempt to provide liquidity to the holders of Common Shares. There can be no assurance that this Offer will provide sufficient liquidity to all holders of Common Shares that desire to sell their Common Shares or that the Trust will make any such tender offer in the future.

     NEITHER THE TRUST NOR ITS BOARD OF TRUSTEES MAKES ANY RECOMMENDATION TO ANY SHAREHOLDER AS TO WHETHER TO TENDER OR REFRAIN FROM TENDERING ANY OR ALL OF SUCH SHAREHOLDER'S COMMON SHARES AND HAS NOT AUTHORIZED ANY PERSON TO MAKE ANY SUCH RECOMMENDATION. SHAREHOLDERS ARE URGED TO EVALUATE CAREFULLY ALL INFORMATION IN THE OFFER, CONSULT THEIR OWN INVESTMENT AND TAX ADVISORS AND MAKE THEIR OWN DECISIONS WHETHER TO TENDER COMMON SHARES AND, IF SO, HOW MANY COMMON SHARES TO TENDER.

     8. PLANS OR PROPOSALS OF THE TRUST. Except as set forth in this Section 8, the Trust has no present plans or proposals which relate to or would result in any extraordinary transaction such as a merger, reorganization or liquidation involving the Trust; any purchase, sale or transfer of a material amount of assets of the Trust other than in its ordinary course of business; any material changes in the Trust's present capitalization (except as resulting from the Offer or otherwise set forth herein); or any other material changes in the Trust's structure or business. The Trust's fundamental investment policies and restrictions give the Trust the flexibility to pursue its investment objective through a fund structure commonly known as a "master-feeder" structure. If the Trust converts to a master-feeder structure, the existing shareholders of the Trust would continue to hold their shares of the Trust and the Trust would become a feeder-fund of the master-fund. The value of a shareholder's shares would be the same immediately after any conversion as the value immediately before such conversion. Use of this master-feeder structure potentially would result in increased assets invested among the collective investment vehicle of which the Trust would be a part, thus allowing operating expenses to be spread over a larger asset base, potentially achieving economies of scale. The Trust's Board of Trustees presently does not intend to affect any conversion to a master-feeder structure.

     9. PRICE RANGE OF COMMON SHARES; DIVIDENDS. The Trust's NAV from July 13, 1999 through July 13, 2001 ranged from a high of $10.12 to a low of $8.51. On July 13, 2001, the NAV was $8.53. You may obtain current NAV quotations from VKFI by calling (800) 341-2911 between the hours of 7:00 A.M. and 7:00 P.M. Central Time, Monday through Friday, except holidays. NAV quotes also may be obtained through the ICI Pricing Service which is released each Friday evening and published by the Dow Jones Capital Markets Wire Service on each Friday; published in the New York Times on each Saturday; published in the Chicago Tribune on each Sunday; and published weekly in Barron's magazine. The Trust offers and sells its Common Shares to the public on a continuous basis through VKFI as principal underwriter. The Trust is not aware of any secondary market trading for the Common Shares. Dividends on the Common Shares are declared daily and paid monthly.

     Over the twelve month period preceding the commencement of the Offer, the Trust paid the following dividends per Common Share held for the entire respective dividend period:

                     DIVIDEND PAYMENT                       AMOUNT OF DIVIDEND
                           DATE                              PER COMMON SHARE
                     ----------------                       ------------------
June 25, 2001.............................................. $0.0520
May 25, 2001............................................... $0.0535
April 25, 2001............................................. $0.0570
March 23, 2001............................................. $0.0610
February 23, 2001.......................................... $0.0665
January 25, 2001........................................... $0.0489
December 31, 2000.......................................... $0.017602938
December 22, 2000.......................................... $0.0665
November 24, 2000.......................................... $0.0665
October 25, 2000........................................... $0.0665
September 25, 2000......................................... $0.065693541
August 25, 2000............................................ $0.063999996
July 25, 2000.............................................. $0.0640

Shareholders tendering Common Shares remain entitled to receive dividends declared on such Common Shares up to the settlement date of the Offer.

     10. INTEREST OF TRUSTEES AND EXECUTIVE OFFICERS; TRANSACTIONS AND ARRANGEMENTS CONCERNING THE COMMON SHARES. As of July 13, 2001, the trustees and executive officers of the Trust as a group beneficially owned no Common Shares. In connection with the Trust's organization on December 19, 1997, VK Inc., an affiliate of the Trust's investment adviser, was issued 10,000 Common Shares for $100,000. The Trust has been informed that no trustee or executive officer or affiliate of the Trust intends to tender any Common Shares pursuant to the Offer.

     Except as set forth in this Section 10, based upon the Trust's records and upon information provided to the Trust by its trustees, executive officers and affiliates (as such term is used in the Securities Exchange Act of 1934), neither the Trust nor, to the best of the Trust's knowledge, any of the trustees or executive officers of the Trust, nor any affiliates of any of the foregoing, has effected any transactions in the Common Shares during the 60 day period prior to the date hereof.

     Except as set forth in this Offer to Purchase, neither the Trust nor, to the best of the Trust's knowledge, any of its affiliates, trustees or executive officers, is a party to any agreement, arrangement or understanding, whether or not legally enforceable, between the Trust, any of the Trust's executive officers or trustees, any person controlling the Trust or any officer or director of any corporation ultimately in control of the Trust and any other person with respect to any securities of the Trust.

     11. CERTAIN EFFECTS OF THE OFFER. The purchase of Common Shares pursuant to the Offer will have the effect of increasing the proportionate interest in the Trust of shareholders who do not tender their Common Shares. If you retain your Common Shares you will be subject to any increased risks that may result from the reduction in the Trust's aggregate assets resulting from payment for the tendered Common Shares (e.g., greater volatility due to decreased diversification and higher expenses). However, the Trust believes that since the Trust is engaged in a continuous offering of the Common Shares, those risks would be reduced to the extent new Common Shares of the Trust are sold. All Common Shares purchased by the Trust pursuant to the Offer will be held in treasury pending disposition.

     12. SOURCE AND AMOUNT OF FUNDS. The total cost to the Trust of purchasing the full 26,366,439 Common Shares pursuant to the Offer would be approximately $224,905,725 (assuming a NAV of $8.53 on the Expiration Date). The Trust anticipates that the Purchase Price for any Common Shares acquired pursuant to the Offer will first be derived from cash on hand, such as proceeds from sales of new Common Shares of the Trust and specified pay-downs from the participation interests in senior corporate loans which it has acquired, and then from the proceeds from the sale of cash equivalents held by the Trust. The Trust may from time to time enter into one or more credit agreements to provide the Trust with additional liquidity to meet its obligations to purchase Common Shares pursuant to any tender offer it may make. The Trust currently is a party to a credit agreement which will terminate by its terms on September 12, 2001 (described in more detail below). If, in the judgment of the Trustees, there is not sufficient liquidity of the assets of the Trust to pay for tendered Common Shares, the Trust may terminate the Offer. See Section 6.

     The Trust has entered into a Third Amendment and Restatement of Credit Agreement, dated as of September 13, 2000 (the "Credit Agreement"), among the Trust and Van Kampen Prime Rate Income Trust (the "Co-Borrower") as borrowers (collectively the "Borrowers"), the banks party thereto (the "Financial Institutions"), and Bank of America, N.A., ("BofA"), as agent, pursuant to which the Financial Institutions have committed to provide a credit facility of up to $500,000,000 (subject to an optional commitment increase upon approval of each Borrower's Board of Trustees and the Financial Institutions) (the "Credit Facility Commitment") to the Trust and the Co-Borrower, which is not secured by the assets of the Trust or Co-Borrower or other collateral. As of the date hereof, neither the Trust nor the Co-Borrower has any outstanding borrowing under the Credit Agreement. The proceeds of any amounts borrowed under the Credit Agreement may be used to provide the Trust with additional liquidity to meet its obligations to purchase Common Shares pursuant to any tender offer that it may make. The Credit Agreement has terms and conditions substantially similar to the following:

     a. Each of the Trust and the Co-Borrower is entitled to borrow money ("Loans") from the Financial Institutions in amounts which in the aggregate do not exceed the amount of the Credit Facility Commitment, provided that the aggregate amount of Loans to the Trust or the Co-Borrower on an individual basis cannot exceed twenty-five percent (25%) of the net asset value of the Trust or Co-Borrower, as the case may be (defined as total assets minus total liabilities minus assets subject to liens).

     b. Loans made under the Credit Agreement, if any, will bear interest daily at the option of the Trust or Co-Borrower, as applicable, (i) at a rate per annum equal to the federal funds rate from time to time plus 0.50%, or (ii) at a rate per annum equal to a reserve-adjusted interbank offered rate offered by BofA's Grand Cayman Branch ("IBOR") plus 0.50% per annum. Each of the Trust and Co-Borrower will bear the expenses of any borrowings attributable to it under the Credit Agreement. Such interest will be due, in arrears, on the outstanding principal amount of each Loan (i) as to any federal funds rate Loan on the last business day of each calendar quarter and (ii) as any offshore rate Loan, from one
        (1) day to sixty (60) days from the date of the Loan, as selected by the Trust or Co-Borrower, as applicable, in advance. Interest on the outstanding principal of the Loans will also be due on the date of any prepayment of any offshore rate Loan and on demand during the existence of an event of default under the Credit Agreement payable by the borrower subject to such event of default. Overdue payments of principal and interest will bear interest, payable upon demand, at a penalty rate. No Loan shall be outstanding for a period of more than sixty (60) days, and there shall be no more than three Interest Periods as defined in the Credit Agreement in effect.

     c. The Trust paid arrangement fees and expenses to BofA or its affiliates on the date the Credit Agreement was executed. In addition, during the term of the Credit Agreement, the Trust is obligated to pay its pro rata share (based on the relative net assets of the Trust and Co-Borrower) of a commitment fee computed at the rate of 0.09% per annum on the average daily unused amount of the facility.

     d. The principal amount of any Loan made under the Credit Agreement, if any, is required to be paid sixty (60) days from the date of the Loan. Each of the Trust and Co-Borrower is entitled to prepay a Loan made to it in multiples of $1,000,000, provided that the Trust or Co-Borrower, as applicable, gives sufficient notices of prepayment. On the Commitment Termination Date (as defined below), all outstanding principal and accrued interest under the Credit Agreement will be due and payable in full.

     e. The Credit Agreement provides for BofA to elect to make swingline loans to each Borrower in amounts which in the aggregate do not exceed $25,000,000, provided that the aggregate amount of such swingline loans to the Trust or the Co-Borrower on an individual basis cannot exceed the lesser of (a) BofA's commitment under the Credit Agreement, (b) the combined commitment of all Financial Institutions under the Credit Agreement or (c) twenty-five percent (25%) of the net asset value of the Trust or Co-Borrower, as the case may be. Such swingline loans are due no later than the seventh business day following the day the swingline loan was made, bear interest at a rate per annum equal to the federal funds rate from time to time plus 0.50% due upon the repayment of such loan and, if unpaid when due or the Borrower otherwise elects, may convert to a traditional federal funds rate Loan under the Credit Agreement funded by BofA and all of the other Financial Institutions in accordance with the Credit Agreement's commitment schedule.

     f. The drawdown of the initial Loan or swingline loan, if any, under the Credit Agreement is subject to certain conditions, including, among other things, the Trust and Co-Borrower, as applicable, executing and delivering a promissory note made payable to the order of each Financial Institution, in the form attached to the Credit Agreement (the "Promissory Notes"). The drawdown of each Loan or swingline loan, if any, is further conditioned upon the satisfaction of additional conditions, including, without limitation, (i) the providing of notice with respect to the Loan; (ii) the asset coverage ratio for the applicable borrower being at least 4 to 1; (iii) there being no default or event of default in existence with respect to the applicable borrower; (iv) the representations and warranties with respect to the applicable borrower made in the Credit Agreement continuing to be true; and (v) there being no Loans outstanding with respect to the applicable borrower for more than sixty (60) days on the day preceding the proposed borrowing.

     g. The Credit Agreement contains various affirmative and negative covenants of the Trust and Co-Borrower, including, without limitation, obligations: (i) to provide periodic financial information; (ii) with limited exceptions, to not consolidate with or merge into any other entity or have any other entity merge into it and to not sell all or any substantial part of its assets; (iii) to continue to engage in its current type of business and to maintain its existence as a business trust; (iv) to comply with applicable laws, rules and regulations; (v) to maintain insurance on its property and business; (vi) to limit the amount of its debt based upon 25% of the net asset value of the applicable borrower; and (vii) to not create any lien on any of its assets, with certain exceptions.

     h. The Credit Agreement also contains various events of default (with certain specified grace periods), including, without limitation: (i) failure to pay when due any amounts required to be paid to the Financial Institutions under the Credit Agreement or the Promissory Notes; (ii) any material misrepresentations in the Credit Agreement or documents delivered to the Financial Institutions; (iii) failure to observe or perform certain terms, covenants and agreements contained in the Credit Agreement, the Promissory Notes or other documents delivered to the Financial Institutions; (iv) failure to comply with the Trust's or Co-Borrower's, as applicable, fundamental investment policies or investment restrictions; (v) failure to comply by the Trust or Co-Borrower, as applicable, with all material provisions of the Investment Company Act of 1940; (vi) the voluntary or involuntary bankruptcy of the Trust or Co-Borrower, as applicable; (vii) the entry of judgments for the payment of money in excess of $5,000,000 in the aggregate which remains unsatisfied or unstayed for a period of 30 days; and (viii) a change in control of the Trust's or Co-Borrower's, as applicable, investment adviser.

     i.The credit facility provided pursuant to the Credit Agreement will terminate on September 12, 2001 (the "Commitment Termination Date"), unless extended or earlier terminated pursuant to the terms thereof, and all accrued interest and principal will be due thereon.

     Pursuant to guidelines applicable to the Trust and the Co-Borrower, any Loans to the Trust and Co-Borrower will be made on a first-come, first-serve basis. If, at any time, the demand for borrowings by the Trust and Co-Borrower exceeds amounts available under the Credit Agreement, such borrowing will be allocated on a fair and equitable basis, taking into consideration factors, including without limitation, relative net assets of the Trust and Co-Borrower, amounts requested by the Trust and Co-Borrower, and availability of other sources of cash to meet each parties needs.

     The Trust intends to repay any Loans under the Credit Agreement from proceeds from the specified pay-downs from the interests in Senior Loans (as defined below) which will be acquired and from proceeds from the sale of Common Shares.

     The foregoing descriptions of the Credit Agreement do not purport to be complete or final, and are qualified in their entirety by reference to the Credit Agreement included as Exhibit (b)(1) to the Issuer Tender Offer Statement on Schedule TO of the Trust. See Section 14.

     13. CERTAIN INFORMATION ABOUT THE TRUST. The Trust was organized as a Massachusetts business trust on December 19, 1997 and is a non-diversified, closed-end management investment company under the Investment Company Act of 1940. The Trust's investment objective is to provide a high level of current income, consistent with preservation of capital. The Trust seeks to achieve its investment objective by investing in a professionally managed portfolio of interests primarily in floating or variable rate senior loans ("Senior Loans") to corporations, partnerships and other entities ("Borrowers") which operate in a variety of industries and geographical regions. Although the Trust's NAV will vary, the Trust's policy of acquiring interests in floating or variable rate Senior Loans is expected to minimize fluctuations in the Trust's NAV as a result of changes in interest rates. Senior Loans in which the Trust will invest generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally the prime rate offered by one or more major United States banks ("Prime Rate"), the London Inter-Bank Offered Rate ("LIBOR"), the certificate of deposit rate or other base lending rates used by commercial lenders. The Senior Loans in the Trust's portfolio at all times have a dollar-weighted average time until next interest rate redetermination of 90 days or less. As a result, as short-term interest rates increase, the interest payable to the Trust from its investments in Senior Loans should increase, and as short-term interest rates decrease, the interest payable to the Trust on its investments in Senior Loans should decrease. The amount of time required to pass before the Trust realizes the effects of changing short-term market interest rates on its portfolio varies with the dollar-weighted average time until the next interest rate redetermination on securities in the Trust's portfolio.

     The Trust has registered as a "non-diversified" investment company so that, subject to its investment restrictions, it is able to invest more than 5% of the value of its assets in the obligations of any single issuer, including Senior Loans of a single Borrower or participations in Senior Loans purchased from a single lender. To the extent the Trust invests a relatively high percentage of its assets in obligations of a limited number of issuers, the Trust will be more susceptible than a more widely diversified investment company to any single corporate, economic, political or regulatory occurrence.

     The Trust is advised by Van Kampen Investment Advisory Corp. (the "Adviser") pursuant to an Investment Advisory Agreement under which the Trust accrues daily and pays monthly to the Adviser an investment management fee based on the per annum rate of: 0.95% of the first $4.0 billion of average daily net assets of the Trust, 0.90% on the next $3.5 billion, 0.875% on the next $2.5 billion and 0.85% on average daily net assets over $10.0 billion. The Trust is a party to an Administration Agreement with VK Inc. Under the Administration Agreement, the Trust pays VK Inc. a monthly fee based on the per annum rate of 0.25% of the Trust's average daily net assets. The Trust is a party to an Offering Agreement with VKFI. Under the Offering Agreement, the Trust offers and sells its Common Shares to the public on a continuous basis through VKFI as principal underwriter. VKFI compensates broker-dealers participating in the continuous offering of the Trust's Common Shares at a rate of 0.75% of the dollar value of Common Shares purchased from the Trust by such broker-dealers. VKFI also compensates broker-dealers who have entered into sales agreements with VKFI at an annual rate, paid quarterly, equal to an amount up to 0.75% of the value of Common Shares sold by each respective broker-dealer and remaining outstanding after one year from the date of their original purchase. VKFI also may provide, from time to time, additional cash incentives to broker-dealers which employ representatives who sell a minimum dollar amount of the Common Shares. All such compensation is or will be paid by VKFI out of its own assets, and not out of the assets of the Trust. The compensation paid to such broker-dealers and to VKFI, including the compensation paid at the time of purchase, the quarterly payments, any additional incentives paid from time to time and the Early Withdrawal Charge, if any, will not in the aggregate exceed applicable limitations. In addition, the Trust may make service fee payments pursuant to the Trust's Service Plan for personal services and/or the maintenance of shareholder accounts to VKFI and broker-dealers and other persons in amounts not exceeding 0.25% of the Trust's average daily net assets for any fiscal year. The Trustees have initially implemented the Service Plan by authorizing service fee payments to VKFI and broker-dealers and other persons in amounts not expected to exceed 0.15% of the Trust's average daily net assets.

     The principal executive offices of the Trust are located at 1 Parkview Plaza, Oakbrook Terrace, IL 60181-5555.

     Reference is hereby made to Section 9 of this Offer to Purchase and the financial statements attached hereto as Exhibit A which are incorporated herein by reference.

     14. ADDITIONAL INFORMATION. The Trust has filed an Issuer Tender Offer Statement on Schedule TO with the Securities and Exchange Commission (the "Commission") which includes certain additional information relating to the Offer. Such material may be inspected and copied at prescribed rates at the Commission's public reference facilities at Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549; Jacob K. Javits Federal Building, 26 Federal Plaza, New York, New York 10278; and Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511. Copies of such material may also be obtained by mail at prescribed rates from the Public Reference Branch of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. In addition, the Issuer Tender Offer Statement on Schedule TO is available along with other related materials at the Commission's internet website (http://www.sec.gov).

     15. CERTAIN FEDERAL INCOME TAX CONSEQUENCES. The following discussion is a general summary of the federal income tax consequences of a sale of Common Shares pursuant to the Offer. Shareholders should consult their own tax advisers regarding the tax consequences of a sale of Common Shares pursuant to the Offer, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

     The sale of Common Shares pursuant to the Offer will be a taxable transaction for federal income tax purposes, either as a "sale or exchange," or under certain circumstances, as a "dividend." Under Section 302(b) of the Internal Revenue Code of 1986, as amended (the "Code"), a sale of Common Shares pursuant to the Offer generally will be treated as a sale or exchange if the receipt of cash by the shareholder or by the Depositary on behalf of the shareholder, in the case of a tendering shareholder electing to invest cash proceeds from the tender of Common Shares in Class C Shares of a designated VK
Fund: (a) results in a "complete redemption" of the shareholder's interest in the Trust, (b) is "substantially disproportionate" with respect to the shareholder, or (c) is "not essentially equivalent to a dividend" with respect to the shareholder. In determining whether any of these tests has been met, Common Shares actually owned, as well as Common Shares considered to be owned by the shareholder by reason of certain constructive ownership rules set forth in
Section 318 of the Code, generally must be taken into account. If any of these three tests for sale or exchange treatment is met, a shareholder will recognize gain or loss equal to the difference between the amount of cash received by the shareholder or, in the case of a tendering shareholder electing to invest cash proceeds from the tender of Common Shares in Class C Shares of a designated VK Fund, by the Depositary on behalf of the

Shareholder pursuant to the Offer and the tax basis of the Common Shares sold. If such Common Shares are held as a capital asset, the gain or loss will be a capital gain or loss. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income rate for capital assets held for one year or less or
(ii) 20% for capital assets held for more than one year. The maximum long-term capital gains rate for corporations is 35%.

     If none of the tests set forth in Section 302(b) of the Code is met, amounts received by a shareholder or by the Depositary on behalf of a shareholder, as the case may be, who sells Common Shares pursuant to the Offer will be taxable to the shareholder as a "dividend" to the extent of such shareholder's allocable share of the Trust's current or accumulated earnings and profits, and the excess of such amounts received over the portion that is taxable as a dividend would constitute a non-taxable return of capital (to the extent of the shareholder's tax basis in the Common Shares sold pursuant to the Offer), and any amounts in excess of the shareholder's tax basis would constitute taxable gain. Thus, a shareholder's tax basis in the Common Shares sold will not reduce the amount of the dividend. Any remaining tax basis in the Common Shares tendered to the Trust will be transferred to any remaining Common Shares held by such shareholder. In addition, if a tender of Common Shares is treated as a dividend to a tendering shareholder, a constructive dividend under
Section 305(c) of the Code may result to a non-tendering shareholder whose proportionate interest in the earnings and assets of the Trust has been increased by such tender. The Trust believes, however, that the nature of the repurchase will be such that a tendering shareholder will qualify for sale or exchange treatment (as opposed to dividend treatment).

     16. EXTENSION OF TENDER PERIOD; TERMINATION; AMENDMENTS. The Trust reserves the right, at any time and from time to time, to extend the period of time during which the Offer is pending by making a public announcement thereof. In the event that the Trust so elects to extend the tender period, the Purchase Price for the Common Shares tendered will be determined as of 5:00 P.M. Eastern Time on the Expiration Date, as extended, and the Offer will terminate as of 12:00 Midnight Eastern Time on the Expiration Date, as extended. During any such extension, all Common Shares previously tendered and not purchased or withdrawn will remain subject to the Offer. The Trust also reserves the right, at any time and from time to time up to and including the Expiration Date, to (a) terminate the Offer and not to purchase or pay for any Common Shares or, subject to applicable law, postpone payment for Common Shares upon the occurrence of any of the conditions specified in Section 6, and (b) amend the Offer in any respect by making a public announcement thereof. Such public announcement will be issued no later than 9:00 A.M. Eastern Time on the next business day after the previously scheduled Expiration Date and will disclose the approximate number of Common Shares tendered as of that date. Without limiting the manner in which the Trust may choose to make a public announcement of extension, termination or amendment, except as provided by applicable law, the Trust shall have no obligation to publish, advertise or otherwise communicate any such public announcement, other than by making a release to the Dow Jones News Service.

     If the Trust materially changes the terms of the Offer or the information concerning the Offer, or if it waives a material condition of the Offer, the Trust will extend the Offer to the extent required by Rule 13e-4 promulgated under the Exchange Act. These rules require that the minimum period during which an offer must remain open following material changes in the terms of the offer or information concerning the offer (other than a change in price or a change in percentage of securities sought) will depend on the facts and circumstances, including the relative materiality of such terms or information. If (i) the Trust increases or decreases the price to be paid for Common Shares, or the Trust increases the number of Common Shares being sought by an amount exceeding 2% of the outstanding Common Shares, or the Trust decreases the number of Common Shares being sought and (ii) the Offer is scheduled to expire at any time earlier than the expiration of a period ending on the tenth business day from, and including, the date that notice of such increase or decrease is first published, sent or given, the Offer will be extended at least until the expiration of such period of ten business days.

     17. MISCELLANEOUS. The Offer is not being made to, nor will the Trust accept tenders from, owners of Common Shares in any jurisdiction in which the Offer or its acceptance would not comply with the securities or Blue Sky laws of such jurisdiction. The Trust is not aware of any jurisdiction in which the making of the

Offer or the tender of Common Shares would not be in compliance with the laws of such jurisdiction. However, the Trust reserves the right to exclude holders in any jurisdiction in which it is asserted that the Offer cannot lawfully be made. So long as the Trust makes a good-faith effort to comply with any state law deemed applicable to the Offer, the Trust believes that the exclusion of holders residing in such jurisdiction is permitted under Rule 13e-4(f)(9) promulgated under the Exchange Act. In any jurisdiction the securities or Blue Sky laws of which require the Offer to be made by a licensed broker or dealer, the Offer shall be deemed to be made on the Trust's behalf by one or more registered brokers or dealers licensed under the laws of such jurisdiction.

July 20, 2001                           VAN KAMPEN SENIOR FLOATING RATE FUND

                                                      BY THE NUMBERS

YOUR FUND'S INVESTMENTS

January 31, 2001 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.(1)

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*         VALUE
            VARIABLE RATE** SENIOR LOAN INTERESTS  84.1%
            AEROSPACE/DEFENSE  2.6%
 $ 3,198    Aerostructures Corp.,
            Term Loan............... NR        BB-    12/31/03               $    3,167,829
   3,723    Decrane Finance Co.,
            Term Loan............... B2        B+     06/30/05                    3,568,002
   9,574    EG&G Technical Services,
            Inc., Term Loan......... B1        NR     08/20/07                    9,438,308
   2,146    Hexcel Corp., Term
            Loan.................... Ba3       BB-    09/15/05                    2,116,440
   7,432    Stellex Technologies,
            Inc., Term Loan (b)..... Caa2      NR     09/30/06                    6,391,364
   1,990    Vought Aircraft
            Industries, Inc., Term
            Loan.................... NR        NR     07/30/07 to 06/30/08        1,980,879
                                                                             --------------
                                                                                 26,662,822
                                                                             --------------
            AUTOMOTIVE  5.3%
   3,970    AMCAN Technologies,
            Inc., Term Loan......... NR        NR     03/28/07                    3,961,114
     963    Breed Technologies,
            Inc., Term Loan (a)..... NR        NR     12/20/04                      962,999
   4,685    Exide Corp., Term Loan.. Ba3       B+     03/18/05                    4,278,586
   5,000    Federal-Mogul Corp.,
            Term Loan............... B2        B+     02/24/04                    4,975,000
  12,515    J.L. French Automotive
            Castings, Inc., Term
            Loan.................... B1        B+     10/21/06                   11,814,874
   7,500    Meridian Automotive
            Systems, Inc., Term
            Loan.................... B1        BB-    03/31/07                    7,505,424
   9,850    Metalforming
            Technologies, Inc., Term
            Loan.................... NR        NR     06/30/06                    9,198,343

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

January 31, 2001 (Unaudited)

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*         VALUE
            AUTOMOTIVE (CONTINUED)
 $ 3,980    Polypore, Inc., Term
            Loan.................... Ba3       B+     12/31/06               $    3,997,114
   7,155    Safelite Glass Corp.,
            Term Loan (a)........... NR        NR     09/30/07                    7,154,506
                                                                             --------------
                                                                                 53,847,960
                                                                             --------------
            BEVERAGE, FOOD & TOBACCO  2.0%
  18,716    Agrilink Foods, Inc.,
            Term Loan............... B1        B+     09/30/04 to 09/30/05       17,160,154
   3,721    B & G Foods, Inc., Term
            Loan.................... B1        B+     03/31/06                    3,463,933
                                                                             --------------
                                                                                 20,624,087
                                                                             --------------
            BROADCASTING--CABLE  0.6%
   6,975    Fairchild Corp., Term
            Loan.................... Ba3       BB-    04/30/06                    6,556,335
                                                                             --------------

            BROADCASTING--DIVERSIFIED  1.4%
  10,000    Comcorp Broadcasting,
            Inc., Term Loan......... NR        NR     06/30/07                    8,400,000
   2,000    Emmis Communications
            Corp., Term Loan........ Ba2       B+     08/31/09                    2,005,312
   4,550    White Knight
            Broadcasting, Inc., Term
            Loan.................... NR        NR     06/30/07                    3,822,000
                                                                             --------------
                                                                                 14,227,312
                                                                             --------------
            BROADCASTING--TELEVISION  0.8%
   7,920    Quoram Broadcasting,
            Inc., Term Loan......... NR        NR     09/30/07                    7,926,605
     566    Sinclair Broadcast
            Group, Inc., Term
            Loan.................... Ba2       BB-    09/15/05                      554,450
                                                                             --------------
                                                                                  8,481,055
                                                                             --------------
            BUILDINGS & REAL ESTATE  1.1%
   4,904    Builders Firstsource,
            Inc., Term Loan......... NR        BB-    12/30/05                    4,927,707
   5,412    Corrections Corp. of
            America, Term Loan...... B3        B      12/31/02                    4,221,481
   1,491    Crescent Real Estate
            Equities Co., Term
            Loan.................... NR        NR     02/01/04                    1,494,885
                                                                             --------------
                                                                                 10,644,073
                                                                             --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

January 31, 2001 (Unaudited)

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*         VALUE
            CHEMICALS, PLASTICS & RUBBER  4.9%
 $ 4,975    Applied Tech Management
            Corp., Term Loan........ B1        NR     04/30/07               $    4,953,670
   4,938    Georgia Gulf Corp., Term
            Loan.................... Ba1       BBB-   11/12/06                    4,955,329
   4,628    Huntsman Corp., Term
            Loan.................... Ba2       NR     09/30/03 to 12/31/05        4,534,187
   1,507    Huntsman Corp.,
            Revolving Credit
            Agreement............... Ba2       NR     12/31/02                    1,462,784
   3,910    Huntsman ICI Chemicals,
            LLC, Term Loan.......... Ba3       BB     06/30/07 to 06/30/08        3,921,343
   5,803    Lyondell Chemical Co.,
            Term Loan............... Ba3       NR     06/30/05 to 05/17/06        5,909,532
   4,950    MetoKote Corp., Term
            Loan.................... NR        NR     11/02/05                    4,919,070
   4,945    Nutrasweet Acquisition
            Corp., Term Loan........ Ba3       NR     05/25/07 to 05/25/09        4,917,549
   2,978    OM Group, Inc., Term
            Loan.................... NR        NR     03/31/07                    2,990,527
   8,000    Pioneer America
            Acquisition Corp., Term
            Loan (a)................ Caa1      D      12/31/06                    2,800,000
   5,437    Sterling Pulp Chemicals,
            Inc., Term Loan......... B3        BB-    06/30/05                    5,347,168
   5,825    West American Rubber
            Co., Term Loan.......... NR        NR     06/30/05 to 12/30/05        3,494,751
                                                                             --------------
                                                                                 50,205,910
                                                                             --------------
            CONSTRUCTION MATERIAL  1.9%
     875    Dayton Superior Corp.,
            Term Loan............... Ba3       BB-    06/01/08                      878,281
   6,194    Flextek Components,
            Inc., Term Loan (a)..... NR        NR     08/31/03                    2,229,856
  10,192    Magnatrax Corp., Term
            Loan.................... NR        NR     11/15/05                   10,168,581
   5,970    Washington Group
            International, Inc.,
            Term Loan............... NR        BBB-   07/07/07                    5,949,481
                                                                             --------------
                                                                                 19,226,199
                                                                             --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

January 31, 2001 (Unaudited)

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*         VALUE
            CONTAINERS, PACKAGING & GLASS  3.7%
 $10,000    LLS Corp., Term Loan.... B1        B+     07/31/06               $    9,971,880
  14,775    Nexpak Corp., Term
            Loan.................... NR        NR     12/31/05 to 12/31/06       13,775,477
   5,000    Pliant Corp., Term
            Loan.................... B2        BB-    05/31/08                    4,772,362
   3,891    Stone Container Corp.,
            Term Loan............... Ba3       B+     10/01/03                    3,907,715
   4,975    Tekni-Plex, Inc., Term
            Loan.................... Ba3       B+     06/26/08                    4,875,500
                                                                             --------------
                                                                                 37,302,934
                                                                             --------------
            DIVERSIFIED MANUFACTURING  1.0%
   7,491    Citation Corp., Term
            Loan.................... NR        B+     12/01/07                    7,355,296
   2,431    Mueller Group, Inc.,
            Term Loan............... B1        B+     08/16/07                    2,441,619
                                                                             --------------
                                                                                  9,796,915
                                                                             --------------
            ECOLOGICAL  0.4%
   3,467    Allied Waste Industries,
            Inc., Term Loan......... Ba3       BB     07/23/06 to 07/23/07        3,413,111
   3,143    Safety-Kleen Corp., Term
            Loan (a) (b)............ NR        NR     04/03/05 to 04/03/06          958,549
                                                                             --------------
                                                                                  4,371,660
                                                                             --------------
            ELECTRONICS  4.1%
     838    Audio Visual Services
            Corp., Term Loan........ NR        NR     10/01/01                      519,591
   1,118    Audio Visual Services
            Corp., Revolving Credit
            Agreement............... NR        NR     10/01/01                      693,188
   5,334    Dynamic Details, Inc.,
            Term Loan............... B1        B+     04/22/05                    5,310,270
   4,500    Kinetic Group, Inc.,
            Term Loan............... Ba3       B-     02/28/06                    4,501,047
   9,781    Stratus Computer, Inc.,
            Term Loan............... NR        NR     02/26/05                    9,761,599
   5,000    Stream International
            Holdings, Inc., Term
            Loan.................... NR        NR     12/31/06                    4,968,750
   5,896    Superior Telecom, Inc.,
            Term Loan............... B2        B+     11/27/05                    5,350,891

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

January 31, 2001 (Unaudited)

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*         VALUE
            ELECTRONICS (CONTINUED)
 $ 2,488    Veridian Corp., Term
            Loan.................... Ba3       BB-    08/24/06               $    2,499,373
   7,993    Viasystems, Inc., Term
            Loan.................... B1        BB-    03/31/07                    7,959,362
                                                                             --------------
                                                                                 41,564,071
                                                                             --------------
            ENTERTAINMENT & LEISURE  2.6%
   9,860    Aspen Marketing Group,
            Term Loan............... NR        NR     06/30/06                    9,773,410
  10,882    Fitness Holdings
            Worldwide, Inc., Term
            Loan.................... NR        B      11/02/06 to 11/02/07       10,544,716
   4,000    Six Flags Theme Parks,
            Inc., Term Loan......... Ba2       BB-    09/30/05                    4,027,748
   2,615    True Temper, Inc., Term
            Loan.................... B1        BB-    09/30/05                    2,546,271
                                                                             --------------
                                                                                 26,892,145
                                                                             --------------
            FARMING & AGRICULTURE  0.3%
   3,250    The Scotts Co., Term
            Loan.................... Ba3       BB     12/31/07                    3,271,531
                                                                             --------------

            FINANCE  2.2%
   2,305    Bridge Information
            Systems, Inc., Term Loan
            (a) (c)................. NR        NR     05/29/05                      368,790
  16,788    Outsourcing Solutions,
            Term Loan............... B2        BB-    06/01/06                   16,395,797
   5,715    Rent-A-Center, Inc.,
            Term Loan............... Ba3       BB-    01/31/06 to 01/31/07        5,659,967
                                                                             --------------
                                                                                 22,424,554
                                                                             --------------
            GROCERY  0.5%
   4,990    The Pantry, Inc., Term
            Loan.................... B1        BB-    01/31/06                    5,004,963
                                                                             --------------

            HEALTHCARE  3.9%
   7,500    AMN Healthcare, Inc.,
            Term Loan............... NR        NR     03/31/05                    7,428,511
     589    Community Health
            Systems, Inc., Term
            Loan.................... NR        NR     12/31/05                      584,300
   1,000    InteliStaf Group, Inc.,
            Term Loan............... NR        NR     10/31/07                      991,281

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

January 31, 2001 (Unaudited)

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*         VALUE
            HEALTHCARE (CONTINUED)
 $ 8,014    LifePoint Hospitals,
            Inc., Term Loan......... B1        B+     11/11/05               $    8,050,182
   4,919    Unilab Corp., Term
            Loan.................... B1        B+     11/23/06                    4,937,758
  18,119    Vencor, Inc., Term Loan
            (a) (b)................. NR        NR     01/15/05                   17,394,520
                                                                             --------------
                                                                                 39,386,552
                                                                             --------------
            HOME & OFFICE FURNISHINGS, HOUSEWARES & DURABLE CONSUMER
            PRODUCTS  1.2%
   8,436    Formica Corp., Term
            Loan.................... B1        B+     04/30/06                    8,090,423
  16,043    Imperial Home Decor
            Group, Inc., Term Loan
            (a) (b)................. NR        NR     03/12/04 to 03/13/06        1,331,582
   5,355    Imperial Home Decor
            Group, Inc., Revolving
            Credit Agreement
            (a) (b)................. NR        NR     03/12/04                      444,450
     873    Sleepmaster, LLC, Term
            Loan.................... B1        BB-    12/31/06                      872,843
   1,500    Targus Group
            International, Inc.,
            Term Loan............... NR        NR     08/31/06                    1,491,552
                                                                             --------------
                                                                                 12,230,850
                                                                             --------------
            HOTELS, MOTELS, INNS & GAMING  2.9%
   9,947    Aladdin Gaming, LLC,
            Term Loan............... B2        NR     03/31/07                    8,057,368
   2,494    Autotote Corp., Term
            Loan.................... B1        B+     09/30/07                    2,504,331
  10,000    Extended Stay America,
            Inc., Term Loan......... Ba3       NR     06/30/07                   10,046,430
   3,474    Isle of Capri Casinos,
            Inc., Term Loan......... Ba2       BB-    03/02/06 to 03/02/07        3,486,235
   5,473    Las Vegas Sands, Inc.,
            Term Loan............... B2        B+     06/30/04                    5,483,615
                                                                             --------------
                                                                                 29,577,979
                                                                             --------------
            INSURANCE  0.5%
   4,975    Brera GAB Robins, Inc.,
            Term Loan............... NR        NR     12/01/05                    4,654,579
                                                                             --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

January 31, 2001 (Unaudited)

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*         VALUE
            MACHINERY  3.5%
 $ 2,993    Alliance Laundry
            Systems, LLC, Term
            Loan.................... B1        B+     06/30/05               $    2,921,428
   5,000    Ashtead Group, PLC, Term
            Loan.................... NR        NR     06/01/07                    4,946,875
   7,250    Gleason Corp., Term
            Loan.................... NR        NR     02/18/08                    7,280,702
  15,000    Ocean Rig ASA--(Norway),
            Term Loan............... NR        NR     06/01/08                   14,116,988
   3,190    Terex Corp., Term Loan.. Ba3       BB-    03/06/06                    3,186,177
   2,989    Weigh-Tronix, LLC, Term
            Loan.................... NR        NR     06/30/07                    2,970,075
                                                                             --------------
                                                                                 35,422,245
                                                                             --------------
            MEDICAL PRODUCTS & SUPPLIES  4.1%
  10,000    Alliance Imaging, Inc.,
            Term Loan............... B1        NR     11/02/07 to 11/02/08        9,858,330
   6,300    Charles River
            Laboratories, Inc., Term
            Loan.................... Ba3       BB-    09/29/07                    6,324,839
  14,849    Dade Behring, Inc., Term
            Loan.................... NR        B      06/30/06 to 06/30/07       10,691,457
   9,925    National Nephrology
            Associates, Inc., Term
            Loan.................... B1        B+     12/31/05                    9,866,075
   5,136    Stryker Corp., Term
            Loan.................... Ba1       BBB-   12/04/05                    5,163,941
                                                                             --------------
                                                                                 41,904,642
                                                                             --------------
            MINING, STEEL, IRON & NON-PRECIOUS METALS  1.9%
  15,689    Ispat Inland, Term
            Loan.................... Ba3       BB-    07/16/05 to 07/16/06       11,296,142
   2,695    P&L Coal Holdings Corp.,
            Term Loan............... Ba2       NR     06/30/06                    2,695,760
   4,950    UCAR International,
            Inc., Term Loan......... Ba3       BB-    12/30/07                    4,895,277
                                                                             --------------
                                                                                 18,887,179
                                                                             --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

January 31, 2001 (Unaudited)

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*         VALUE
            NON-DURABLE CONSUMER PRODUCTS  1.5%
 $ 8,072    American Marketing
            Industries, Inc., Term
            Loan.................... NR        NR     11/30/04 to 11/30/05   $    7,518,137
     992    American Safety Razor
            Co., Term Loan.......... B1        B+     04/30/07                      988,734
   1,636    GFSI, Inc., Term Loan... Ba3       NR     03/31/04                    1,609,882
   4,939    Norcorp, Inc., Term
            Loan.................... NR        NR     05/30/06 to 11/30/06        4,906,196
                                                                             --------------
                                                                                 15,022,949
                                                                             --------------
            PERSONAL & MISCELLANEOUS SERVICES  1.5%
   2,466    Coinmach Laundry Corp.,
            Term Loan............... NR        BB-    12/31/04                    2,405,668
  11,953    DIMAC Corp., Term Loan
            (b)..................... NR        NR     06/30/06 to 12/30/06        6,215,556
     414    DIMAC Corp., Debtor in
            Possession (b).......... NR        NR     03/31/01                      414,208
   9,454    Telespectrum Worldwide,
            Inc., Term Loan......... NR        NR     12/31/01 to 12/31/03        6,618,034
                                                                             --------------
                                                                                 15,653,466
                                                                             --------------
            PHARMACEUTICALS  0.1%
     988    Bergen Brunswig Corp.,
            Term Loan............... NR        BB     03/31/06                      989,282
                                                                             --------------

            PRINTING & PUBLISHING  7.0%
   4,974    21st Century Newspapers,
            Term Loan............... NR        NR     09/15/05                    4,949,552
   4,963    American Reprographics
            Co., Term Loan.......... NR        NR     03/31/08                    4,986,212
   4,873    Check Printers, Inc.,
            Term Loan............... NR        NR     06/30/05                    4,761,180
   8,500    Commerce Connect Media,
            Inc., Term Loan......... NR        NR     12/31/07                    8,432,260
   9,900    Haights Cross
            Communications, LLC,
            Term Loan............... B2        B+     12/10/06                    9,323,981
   4,975    Liberty Group Operating,
            Inc., Term Loan......... B1        B      03/31/07                    4,984,328
   4,888    Medical Arts Press,
            Inc., Term Loan......... NR        NR     05/16/06                    4,910,828

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

January 31, 2001 (Unaudited)

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*         VALUE
            PRINTING & PUBLISHING (CONTINUED)
 $ 6,396    Penton Media, Inc., Term
            Loan.................... Ba3       BB-    06/30/07               $    6,235,462
   5,000    PRIMEDIA, Inc., Term
            Loan.................... NR        BB-    07/31/04                    4,992,190
   4,026    TWP, Inc., Term Loan.... Ba3       B+     10/01/04                    3,911,199
   5,951    Vertis, Inc., Term
            Loan.................... B1        BB-    12/06/08                    5,847,302
   5,985    Vutek, Inc., Term
            Loan.................... NR        NR     06/30/07                    5,932,815
   2,031    Ziff-Davis Media, Inc.,
            Term Loan............... Ba3       B+     03/31/07                    2,028,402
                                                                             --------------
                                                                                 71,295,711
                                                                             --------------
            RESTAURANTS & FOOD SERVICE  1.5%
   2,600    AFC Enterprises, Inc.,
            Term Loan............... Ba2       BB-    06/30/02                    2,590,513
   7,500    Captain D's, Inc., Term
            Loan.................... B2        B+     12/31/01                    6,862,528
   1,384    Carvel Corp., Term
            Loan.................... NR        NR     06/30/01                    1,365,625
   4,344    Domino's Pizza, Inc.,
            Term Loan............... B1        B+     12/21/06 to 12/21/07        4,365,129
                                                                             --------------
                                                                                 15,183,795
                                                                             --------------
            RETAIL--OFFICE PRODUCTS  0.2%
   3,760    U.S. Office Products
            Co., Term Loan.......... Caa1      CCC-   06/09/06                    2,331,253
                                                                             --------------

            RETAIL--OIL & GAS  1.2%
   7,396    Barjan Products, LLC,
            Term Loan............... NR        NR     05/31/06                    7,427,997
   4,975    Kwik Trip, Term Loan.... NR        NR     07/27/07                    4,931,621
                                                                             --------------
                                                                                 12,359,618
                                                                             --------------
            RETAIL--STORES  2.1%
   7,051    Kirklands Holdings, Term
            Loan.................... NR        NR     06/30/02                    7,051,024
  14,000    Rite Aid Corp., Term
            Loan.................... B1        BB-    08/01/02                   13,860,000
                                                                             --------------
                                                                                 20,911,024
                                                                             --------------
            TELECOMMUNICATIONS--LOCAL EXCHANGE CARRIERS  3.5%
  12,000    360networks, Inc., Term
            Loan.................... B1        BB-    10/24/07                   11,709,996
   2,973    Alaska Communications
            Systems Holdings, Inc.,
            Term Loan............... B1        BB     11/14/07 to 05/14/08        2,967,523

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

January 31, 2001 (Unaudited)

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*         VALUE
            TELECOMMUNICATIONS--LOCAL EXCHANGE CARRIERS (CONTINUED)
 $ 5,000    Cincinnati Bell, Inc.,
            Term Loan............... Ba1       BB+    12/30/06               $    5,013,670
   2,000    McLeodUSA, Inc., Term
            Loan.................... Ba2       BB-    05/31/08                    2,003,334
   9,190    Orius Corp., Term Loan.. NR        B+     12/14/06                    8,914,519
   5,000    Rural Cellular Corp.,
            Term Loan............... B1        B+     10/03/08 to 04/03/09        4,989,065
                                                                             --------------
                                                                                 35,598,107
                                                                             --------------
            TELECOMMUNICATIONS--LONG DISTANCE  1.3%
  14,000    Pacific Crossing, Ltd.,
            Term Loan............... NR        NR     07/28/06                   13,282,500
                                                                             --------------

            TELECOMMUNICATIONS--PAGING  0.0%
  10,973    TSR Wireless, LLC, Term
            Loan (a) (b)............ NR        NR     06/30/05                            0
                                                                             --------------

            TELECOMMUNICATIONS--WIRELESS  4.3%
  15,000    BCP SP, Ltd., Term
            Loan.................... NR        NR     03/31/02 to 03/31/05       14,702,668
   5,000    Crown Castle
            International Corp.,
            Term Loan............... Ba3       BB-    03/15/08                    5,024,305
   3,500    Nextel Finance Co., Term
            Loan.................... Ba2       BB-    06/30/08 to 12/31/08        3,510,434
   5,000    Nextel Partners, Inc.,
            Term Loan............... B2        B-     07/29/08                    5,017,710
  10,000    VoiceStream Wireless
            Corp., Term Loan........ B1        B+     06/30/09                    9,934,380
   5,000    Western Wireless Corp.,
            Term Loan............... Ba2       BB     09/30/08                    5,016,145
                                                                             --------------
                                                                                 43,205,642
                                                                             --------------
            TEXTILES & LEATHER  2.0%
  18,955    Glenoit Corp., Term
            Loan.................... Caa1      D      12/31/03 to 06/30/04       14,784,511
   5,397    Humphrey's, Inc., Term
            Loan.................... NR        NR     01/15/03                    1,322,151

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

January 31, 2001 (Unaudited)

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*         VALUE
            TEXTILES & LEATHER (CONTINUED)
 $ 3,044    Joan Fabrics Corp., Term
            Loan.................... NR        BB-    06/30/05 to 06/30/06   $    2,966,271
   1,703    Norcross Safety
            Products, LLC, Term
            Loan.................... NR        NR     10/02/05                    1,670,929
                                                                             --------------
                                                                                 20,743,862
                                                                             --------------
            TRANSPORTATION--CARGO  2.4%
   4,340    Atlas Freighter Leasing,
            Inc., Term Loan......... NR        NR     04/20/05 to 04/20/06        4,194,496
   3,936    Evergreen International
            Aviation, Inc., Term
            Loan.................... NR        NR     05/02/04                    3,920,780
   3,474    Gemini Leasing, Inc.,
            Term Loan............... B1        NR     08/12/05                    3,477,925
   4,860    North American Van
            Lines, Inc., Term
            Loan.................... B1        B+     11/18/07                    4,550,387
   7,977    OmniTrax Railroads, LLC,
            Term Loan............... NR        NR     05/14/05                    7,894,773
                                                                             --------------
                                                                                 24,038,361
                                                                             --------------
            TRANSPORTATION--PERSONAL  1.3%
  18,363    Motor Coach Industries
            International, Inc.,
            Term Loan............... Ba3       BB-    06/16/06                   13,496,749
                                                                             --------------

            TRANSPORTATION--RAIL MANUFACTURING  0.2%
   2,978    RailWorks Corp., Term
            Loan.................... B3        B      09/30/06                    2,471,325
                                                                             --------------

            UTILITIES  0.6%
   5,970    Western Resources, Inc.,
            Term Loan............... NR        NR     03/17/03                    6,024,727
                                                                             --------------

TOTAL VARIABLE RATE** SENIOR LOAN INTERESTS  84.1%........................      855,776,923
                                                                             --------------


EQUITIES  0.2%
Breed Technologies, Inc. (Warrants for 126,731 common
  shares) (d) (e)...........................................         718,565
Flextek Components, Inc. (Warrants for 758 common shares)
  (d) (e)...................................................               0
Safelite Glass Corp. (321,953 common shares) (e)............         978,737

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

January 31, 2001 (Unaudited)

BORROWER                                                          VALUE
EQUITIES (CONTINUED)
Safelite Realty (21,732 common shares) (d) (e)..............  $            0
Stream International, Inc. (Warrants for 286,063 common
  shares) (d) (e)...........................................               0
                                                              --------------

TOTAL EQUITIES..............................................       1,697,302
                                                              --------------

TOTAL LONG-TERM INVESTMENTS  84.3%
  (Cost $955,009,243).......................................     857,474,225
                                                              --------------

SHORT-TERM INVESTMENTS  15.2%
COMMERCIAL PAPER  7.3%
Centex Corp. ($15,000,000 par, maturing 02/09/01, yielding
  6.63%)....................................................      14,977,900
Chevron Phillips Chemical Co. ($18,400,000 par, maturing
  02/09/01, yielding 6.55% to 6.65%)........................      18,372,995
Comdisco, Inc. ($15,000,000 par, maturing 02/08/01, yielding
  6.70% to 6.75%)...........................................      14,980,361
ConAgra Foods, Inc. ($10,000,000 par, maturing 02/05/01,
  yielding 6.60%)...........................................       9,992,667
TRW, Inc. ($4,900,000 par, maturing 02/06/01, yielding
  6.85%)....................................................       4,895,338
TXU Corp. ($11,000,000 par, maturing 02/12/01, yielding
  6.70%)....................................................      10,977,481
                                                              --------------

TOTAL COMMERCIAL PAPER......................................      74,196,742
                                                              --------------

SHORT-TERM LOAN PARTICIPATIONS  7.7%
Chevron Philips Chemical Co. ($4,200,000 par, maturing
  02/01/01, yielding 6.50%).................................       4,200,000
Cox Communications, Inc. ($15,000,000 par, maturing
  02/01/01, yielding 6.50%).................................      15,000,000
Federated Department Stores, Inc. ($1,200,000 par, maturing
  02/01/01, yielding 6.50%).................................       1,200,000
NiSource, Inc. ($13,000,000 par, maturing 02/05/01 to
  02/09/01, yielding 6.60% to 6.62%)........................      13,000,000
Tampa Electric Co. ($10,000,000 par, maturing 02/01/01,
  yielding 5.95%)...........................................      10,000,000
TRW, Inc. ($4,900,000 par, maturing 02/01/01, yielding
  6.50%)....................................................      10,000,000
WorldCom, Inc. ($25,000,000 par, maturing 02/01/01, yielding
  6.60% to 6.75%)...........................................      25,000,000
                                                              --------------

TOTAL SHORT-TERM LOAN PARTICIPATIONS........................      78,400,000
                                                              --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

January 31, 2001 (Unaudited)

BORROWER                                                          VALUE
TIME DEPOSIT  0.2%
State Street Bank & Trust Corp. ($2,000,000 par, 5.625%
  coupon, dated 01/31/01, to be sold on 02/01/01 at
  $2,000,313)...............................................  $    2,000,000
                                                              --------------

TOTAL SHORT-TERM INVESTMENTS  15.2%
  (Cost $154,596,742).......................................     154,596,742
                                                              --------------

TOTAL INVESTMENTS  99.5%
  (Cost $1,109,605,985).....................................   1,012,070,967
OTHER ASSETS IN EXCESS OF LIABILITIES  0.5%.................       5,169,580
                                                              --------------

NET ASSETS  100.0%..........................................  $1,017,240,547
                                                              ==============

NR--Not rated

+ Bank Loans rated below Baa by Moody's Investor Service, Inc. or BBB by
  Standard & Poor's Group are considered to be below investment grade.

(1)  Industry percentages are calculated as a percentage of net assets.

(a) This Senior Loan interest is non-income producing.

(b) This borrower has filed for protection in federal bankruptcy court.

(c) Subsequent to January 31, 2001, this borrower has filed for protection in federal bankruptcy court.

(d) Non-income producing security as this stock currently does not declare dividends.

(e) Restricted Security

* Senior Loans in the Fund's portfolio generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans in the Fund's portfolio may occur. As a result, the actual remaining maturity of Senior Loans held in the Fund's portfolio may be substantially less than the stated maturities shown. Although the Fund is unable to accurately estimate the actual remaining maturity of individual Senior Loans, the Fund estimates that the actual average maturity of the Senior Loans held in its portfolio will be approximately 18-24 months.

** Senior Loans in which the Fund invests generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more major United States banks and (iii) the certificate of deposit rate. Senior Loans are generally considered to be restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or borrower prior to the disposition of a Senior Loan.

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
January 31, 2001 (Unaudited)

ASSETS:
Total Investments (Cost $1,109,605,985).....................  $1,012,070,967
Receivables:
  Investments Sold..........................................      20,511,094
  Interest..................................................       9,628,742
  Fund Shares Sold..........................................         659,931
Prepaid Expenses............................................         506,710
Other.......................................................          46,410
                                                              --------------
    Total Assets............................................   1,043,423,854
                                                              --------------
LIABILITIES:
Payables:
  Custodian Bank............................................      21,990,302
  Income Distributions......................................       1,577,194
  Investment Advisory Fee...................................         893,064
  Distributor and Affiliates................................         484,108
  Administrative Fee........................................         254,686
  Initial Offering and Registration Costs...................          41,558
Accrued Expenses............................................         866,693
Trustees' Deferred Compensation and Retirement Plans........          75,702
                                                              --------------
    Total Liabilities.......................................      26,183,307
                                                              --------------
NET ASSETS..................................................  $1,017,240,547
                                                              ==============
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 114,790,745 shares issued and
  outstanding)..............................................  $    1,147,907
Paid in Surplus.............................................   1,181,582,432
Accumulated Undistributed Net Investment Income.............       4,659,362
Accumulated Net Realized Loss...............................     (72,614,136)
Net Unrealized Depreciation.................................     (97,535,018)
                                                              --------------
NET ASSETS..................................................  $1,017,240,547
                                                              ==============
NET ASSET VALUE PER COMMON SHARE ($1,017,240,547 divided by
  114,790,745 shares outstanding)...........................  $         8.86
                                                              ==============

                                               See Notes to Financial Statements

Statement of Operations
For the Six Months Ended January 31, 2001 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $ 60,701,939
Fees........................................................        21,644
Other.......................................................       888,545
                                                              ------------
    Total Income............................................    61,612,128
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................     5,690,100
Administrative Fee..........................................     1,497,395
Service Fee.................................................       898,437
Shareholder Services........................................       580,569
Legal.......................................................       338,150
Custody.....................................................       200,502
Trustees' Fees and Related Expenses.........................        25,297
Other.......................................................       859,006
                                                              ------------
    Total Expenses..........................................    10,089,456
                                                              ------------
NET INVESTMENT INCOME.......................................  $ 51,522,672
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $(72,607,098)
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   (85,096,571)
  End of the Period.........................................   (97,535,018)
                                                              ------------
Net Unrealized Depreciation During the Period...............   (12,438,447)
                                                              ------------
NET REALIZED AND UNREALIZED LOSS............................  $(85,045,545)
                                                              ============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $(33,522,873)
                                                              ============

See Notes to Financial Statements

Statement of Changes in Net Assets
For the Six Months Ended January 31, 2001 and the Year Ended July 31, 2000 (Unaudited)

                                                  SIX MONTHS ENDED     YEAR ENDED
                                                  JANUARY 31, 2001   JULY 31, 2000
                                                  ---------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...........................   $   51,522,672    $  116,971,614
Net Realized Gain/Loss..........................      (72,607,098)        3,089,393
Net Unrealized Depreciation During the Period...      (12,438,447)      (84,184,679)
                                                   --------------    --------------
Change in Net Assets from Operations............      (33,522,873)       35,876,328
                                                   --------------    --------------
Distributions from Net Investment Income........      (50,467,727)     (116,807,793)
Distributions from Net Realized Gain............       (2,869,516)       (1,076,619)
                                                   --------------    --------------
    Total Distributions.........................      (53,337,243)     (117,884,412)
                                                   --------------    --------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES....................................      (86,860,116)      (82,008,084)
                                                   --------------    --------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.......................       56,259,606       568,093,865
Net Asset Value of Shares Issued Through
  Dividend Reinvestment.........................       34,777,539        81,211,399
Cost of Shares Repurchased......................     (444,545,090)     (581,641,209)
                                                   --------------    --------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS..................................     (353,507,945)       67,664,055
                                                   --------------    --------------
TOTAL DECREASE IN NET ASSETS....................     (440,368,061)      (14,344,029)
NET ASSETS:
Beginning of the Period.........................    1,457,608,608     1,471,952,637
                                                   --------------    --------------
End of the Period (Including accumulated
  undistributed net investment income of
  $4,659,362 and $3,604,417, respectively)......   $1,017,240,547    $1,457,608,608
                                                   ==============    ==============

                                               See Notes to Financial Statements

Statement of Cash Flows
For the Six Months Ended January 31, 2001 (Unaudited)

CHANGE IN NET ASSETS FROM OPERATIONS........................  $ (33,522,873)
                                                              -------------
Adjustments to Reconcile the Change in Net Assets from
  Operations to Net Cash Used for Operating Activities:
  Decrease in Investments at Value..........................    437,561,147
  Decrease in Interest Receivable...........................      1,403,144
  Increase in Receivable for Investments Sold...............    (20,511,094)
  Decrease in Prepaid Expenses..............................          9,426
  Increase in Other Assets..................................        (12,786)
  Decrease in Investment Advisory Fees Payable..............       (339,976)
  Decrease in Administrative Fees Payable...................        (89,468)
  Increase in Distributor & Affiliates Payable..............        110,059
  Increase in Accrued Expenses..............................        102,312
  Increase in Trustees' Deferred Compensation and Retirement
    Plans...................................................          9,657
                                                              -------------
    Total Adjustments.......................................    418,242,421
                                                              -------------
NET CASH PROVIDED BY OPERATING ACTIVITIES...................    384,719,548
                                                              -------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from Shares Sold...................................     58,277,856
Change in Intra-day Credit Line with Custodian Bank.........     20,462,657
Payments on Shares Repurchased..............................   (444,596,879)
Cash Dividends Paid.........................................    (15,993,666)
Capital Gain Distributions Paid.............................     (2,869,516)
                                                              -------------
  Net Cash Provided by Financing Activities.................   (384,719,548)
                                                              -------------
NET INCREASE IN CASH........................................            -0-
Cash at Beginning of the Period.............................            -0-
                                                              -------------
CASH AT END OF THE PERIOD...................................  $         -0-
                                                              =============

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                              MARCH 27, 1998
                                  SIX MONTHS                                  (COMMENCEMENT
                                     ENDED          YEAR ENDED JULY 31,       OF INVESTMENT
                                  JANUARY 31,    -------------------------    OPERATIONS) TO
                                     2001          2000          1999         JULY 31, 1998
                                  ----------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD.........................  $   9.58      $  10.09      $  10.04          $ 10.00
                                   --------      --------      --------          -------
  Net Investment Income..........       .42           .72           .65              .21
  Net Realized and Unrealized
    Gain/Loss....................      (.71)         (.50)          .04              .04
                                   --------      --------      --------          -------
Total from Investment
  Operations.....................      (.29)          .22           .69              .25
                                   --------      --------      --------          -------
Less:
  Distributions from Net
    Investment Income............       .40           .72           .64              .21
  Distributions from Realized
    Gain.........................       .03           .01           -0-              -0-
                                   --------      --------      --------          -------
Total Distributions..............       .43           .73           .64              .21
                                   --------      --------      --------          -------
NET ASSET VALUE, END OF THE
  PERIOD.........................  $   8.86      $   9.58      $  10.09          $ 10.04
                                   ========      ========      ========          =======
Total Return* (a)................    -3.37%**       2.27%         7.09%            2.52%**
Net Assets at End of the Period
  (In millions)..................  $1,017.2      $1,457.6      $1,472.0          $ 411.4
Ratio of Expenses to Average Net
  Assets*........................     1.68%         1.64%         1.60%            1.70%
Ratio of Net Investment Income to
  Average Net Assets*............     8.60%         7.37%         6.66%            6.33%
Portfolio Turnover (b)...........     10%**           54%           23%               4%**

 * If certain expenses had not been waived by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets.........................       N/A           N/A         1.61%            1.92%
Ratio of Net Investment Income to
  Average Net Assets.............       N/A           N/A         6.65%            6.11%

** Non-Annualized

N/A = Not Applicable.

(a) Total return assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period and tender of all shares at the end of the period indicated, excluding payment of 1% imposed on most shares accepted by the Fund for repurchase which have been held for less than one year. If the early withdrawal charge was included, total return would be lower.

(b) Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests.

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

January 31, 2001 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Senior Floating Rate Fund (the "Fund") is registered as a non-diversified closed-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to provide a high level of current income, consistent with preservation of capital. The Fund seeks to achieve its objective by investing primarily in a portfolio of interests in floating or variable rate senior loans to corporations, partnerships and other entities which operate in a variety of industries and geographical regions. The Fund commenced investment operations on March 27, 1998.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION The Fund's Variable Rate Senior Loan interests ("Loan interests") are valued by the Fund following valuation guidelines established and periodically reviewed by the Fund's Board of Trustees. Under the valuation guidelines, Senior Loans and securities for which reliable market quotes are readily available are valued at the mean of such bid and ask quotes and all other Senior Loans securities and assets of the Fund are valued at fair value in good faith following procedures established by the Board of Trustees. Subject to criteria established by the Fund's Board of Trustees about the availability and reliability of market indicators obtained from independent pricing sources approved by the Board, certain Senior Loans will be valued on the basis of such indicators. Other Senior Loans will be valued by independent pricing sources approved by the Fund's Board of Trustees based upon pricing models developed, maintained and operated by those pricing sources or valued by Van Kampen Investment Advisory Corp. (the "Adviser") by considering a number of factors including consideration of market indicators, transactions in instruments which the Adviser believes may be comparable (including comparable credit quality, interest rate, interest rate redetermination period and maturity), the credit worthiness of the Borrower, the current interest rate, the period until next interest rate redetermination and the maturity of such Senior Loan interests. Consideration of comparable instruments may include commercial paper, negotiable certificates of deposit and short-term variable rate securities which have adjustment periods comparable to the Senior Loan interests in the Fund's portfolio. The fair value of Senior Loans are reviewed and approved by the Fund's Valuation Committee

NOTES TO
FINANCIAL STATEMENTS

January 31, 2001 (Unaudited)

consistent with a methodology established by the Fund's Trustees. The Fund and Trustees will continue to monitor development in the Senior Loan market and will make modifications to the current valuation methodology as deemed appropriate.

    Equity securities are valued on the basis of prices furnished by pricing services or as determined in good faith by the Adviser under the direction of the Board of Trustees.

    Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Short-term loan participations are valued at cost in the absence of any indication of impairment.

B. SECURITY TRANSACTIONS Investment transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Facility fees received are treated as market discounts. Market premiums are amortized and discounts are accreted over the stated life of each applicable security. Other income is comprised primarily of amendment fees. Amendment fees are earned as compensation for agreeing to changes in loan agreements.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions.

    At January 31, 2001, for federal income tax purposes the cost of long- and short-term investments is $1,109,608,636, the aggregate gross unrealized appreciation is $4,008,705 and the aggregate gross unrealized depreciation is $101,546,374, resulting in net unrealized depreciation on long- and short-term investments of $97,537,669.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

NOTES TO
FINANCIAL STATEMENTS

January 31, 2001 (Unaudited)

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                  AVERAGE DAILY NET ASSETS                      % PER ANNUM
First $4.0 billion..........................................    .950 of 1%
Next $3.5 billion...........................................    .900 of 1%
Next $2.5 billion...........................................    .875 of 1%
Over $10.0 billion..........................................    .850 of 1%

    In addition, the Fund will pay a monthly administrative fee to Van Kampen Funds Inc., the Fund's Administrator, at an annual rate of .25% of the average net assets of the Fund. The administrative services to be provided by the Administrator include monitoring the provisions of the loan agreements and any agreements with respect to participations and assignments, record keeping responsibilities with respect to interests in Variable Rate Senior Loans in the Fund's portfolio and providing certain services to the holders of the Fund's securities.

    For the six months ended January 31, 2001, the Fund recognized expenses of approximately $165,700 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under a Legal Services agreement, the Adviser provides legal services to the Fund. The Adviser allocates the cost of such services to each Fund. For the six months ended January 31, 2001, the Fund recognized expenses of approximately $29,600 representing Van Kampen Investments or its affiliates (collectively "Van Kampen") cost of providing legal services to the Fund, which are reported as part of legal expenses, in the statement of operations.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the six months ended January 31, 2001, the Fund recognized expenses for their services of approximately $432,100. Shareholder servicing fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are

NOTES TO
FINANCIAL STATEMENTS

January 31, 2001 (Unaudited)

based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At January 31, 2001 and July 31, 2000, paid in surplus aggregated $1,181,582,432 and $1,534,716,501, respectively.

    Transactions in common shares were as follows:

                                                        SIX MONTHS ENDED     YEAR ENDED
                                                        JANUARY 31, 2001    JULY 31, 2000
Beginning Shares....................................      152,178,276        145,951,374
                                                          -----------        -----------
  Shares Sold.......................................        5,985,842         57,196,384
  Shares Issued Through Dividend Reinvestment.......        3,736,676          8,251,082
  Shares Repurchased................................      (47,110,049)       (59,220,564)
                                                          -----------        -----------
  Net Increase/Decrease in Shares...................      (37,387,531)         6,226,902
                                                          -----------        -----------
Ending Shares.......................................      114,790,745        152,178,276
                                                          ===========        ===========

4. INVESTMENT TRANSACTIONS

During the period, the costs of purchases and proceeds from investments sold and repaid, excluding short-term investments, were $110,515,091 and $541,170,282, respectively.

5. TENDER OF SHARES

The Board of Trustees currently intends, each quarter, to consider authorizing the Fund to make tender offers for all or a portion of its then outstanding common shares at the net asset value of the shares on the expiration date of the tender offer. For the six months ended January 31, 2001, 47,110,049 shares were tendered and repurchased by the Fund.

6. EARLY WITHDRAWAL CHARGE

An early withdrawal charge to recover offering expenses will be imposed in connection with most common shares held for less than one year which are accepted by the Fund for repurchase pursuant to tender offers. The early withdrawal charge of 1.00% will be payable to Van Kampen. For the six months ended January 31, 2001, Van Kampen received early withdrawal charges of approximately $825,000 in connection with tendered shares of the Fund.

7. COMMITMENTS/BORROWINGS

Pursuant to the terms of certain of the Variable Rate Senior Loan agreements, the Fund had unfunded loan commitments of approximately $6,609,600 as of

NOTES TO
FINANCIAL STATEMENTS

January 31, 2001 (Unaudited)

January 31, 2001. The Fund generally will maintain with its custodian short-term investments having an aggregate value at least equal to the amount of unfunded loan commitments.

    The Fund, along with the Van Kampen Prime Rate Income Trust, has entered into a revolving credit agreement with a syndicate led by Bank of America for an aggregate of $500,000,000, which will terminate on September 12, 2001. The proceeds of any borrowing by the Fund under the revolving credit agreement shall be used for temporary liquidity purposes and funding of shareholder tender offers. Annual commitment fees of .09% are charged on the unused portion of the credit line. Borrowings under this facility will bear interest at either the LIBOR rate or the Federal Funds rate plus .50%. There have been no borrowings under this agreement to date.

8. SENIOR LOAN PARTICIPATION COMMITMENTS

The Fund invests primarily in participations, assignments, or acts as a party to the primary lending syndicate of a Variable Rate Senior Loan interest to corporations, partnerships, and other entities. When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Fund and the borrower.

    At January 31, 2001, the following sets forth the selling participants with respect to interests in Senior Loans purchased by the Fund on a participation basis.

                                                                PRINCIPAL
                                                                 AMOUNT       VALUE
                    SELLING PARTICIPANT                           (000)       (000)
Canadian Imperial Bank of Commerce..........................     $ 8,626     $ 8,572
Bankers Trust...............................................      16,508      15,609
                                                                 -------     -------
Total.......................................................     $25,134     $24,181
                                                                 =======     =======

9. SERVICE PLAN

The Fund has adopted a Service Plan (the "Plan") designed to meet the service fee requirements of the sales charge rule of the National Association of Securities Dealers, Inc. The Plan governs payments for personal services and/or the maintenance of shareholder accounts.

    Annual fees under the Plan of .15% (.25% maximum) of net assets are accrued daily and paid quarterly. For the six months ended January 31, 2001, the Fund paid service fees of approximately $951,400 to Van Kampen.

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of Van Kampen Senior Floating Rate
Fund

We have audited the accompanying statement of assets and liabilities of Van Kampen Senior Floating Rate Trust (the "Fund"), including the portfolio of investments as of July 31, 2000, and the related statements of operations, cash flows, changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The Fund's financial statements and financial highlights for the periods ended prior to July 31, 2000, were audited by other auditors whose report, dated September 14, 1999, expressed an unqualified opinion on those statements.

    We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2000, by correspondence with the Fund's custodian and selling or agent banks. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Senior Floating Rate Fund as of July 31, 2000, the results of its operations, cash flows, changes in net assets, and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

    As discussed in Note 1A, the portfolio of investments includes certain loan interests for which, fair values are determined by the Fund's investment adviser under procedures approved by the Board of Trustees. Determination of fair values involves subjective judgement, as the actual market value of a particular security can be established only by negotiations between parties in a transaction. We have reviewed the procedures established by the Board of Trustees and applied by the investment adviser in determining the fair values of such loan interests and inspected the underlying documentation. We believe that, in the circumstances, the procedures are reasonable and the documentation appropriate.

DELOITTE & TOUCHE LLP
Chicago, Illinois
September 15, 2000

                                                      BY THE NUMBERS

YOUR FUND'S INVESTMENTS

July 31, 2000
THE FOLLOWING PAGES DETAIL THE PORTFOLIO OF INVESTMENTS OF YOUR FUND AT THE END OF THE REPORTING PERIOD.(1)

PRINCIPAL                               BANK LOAN
 AMOUNT                                  RATINGS+
  (000)             BORROWER          MOODY'S   S&P      STATED MATURITY*         VALUE
            VARIABLE RATE** SENIOR LOAN INTERESTS  94.1%
            AEROSPACE/DEFENSE  1.8%
$  4,782    Aerostructures Corp.,
            Term Loan...............  NR        BB-    12/31/03               $    4,720,699
  13,780    Decrane Finance Co.,
            Term Loan...............  B2        B+     09/30/05                   13,781,452
   7,432    Stellex Technologies,
            Inc., Term Loan.........  Caa1      CCC-   09/30/06                    7,431,818
                                                                              --------------
                                                                                  25,933,969
                                                                              --------------
            AUTOMOTIVE  4.4%
   5,042    Breed Technologies,
            Inc., Term
            Loan (a) (b)............  NR        NR     09/30/00 to 04/27/06        2,319,253
     648    Breed Technologies,
            Inc., Revolving Credit
            Agreement (a) (b).......  NR        NR     04/27/04                      298,073
     284    Breed Technologies,
            Inc., Debtor In
            Possession (b)..........  NR        NR     09/30/00                      284,335
   4,985    Exide Corp., Term
            Loan....................  Ba3       B+     03/18/05                    4,997,461
  12,548    J.L. French Automotive
            Castings, Inc., Term
            Loan....................  B1        B+     10/21/06                   12,430,776
   7,500    Meridian Automotive
            Systems, Inc., Term
            Loan....................  B1        BB-    03/31/07                    7,490,853
   9,900    Metalforming
            Technologies, Inc., Term
            Loan....................  NR        NR     06/30/06                    9,899,956
   4,000    Polypore, Inc., Term
            Loan....................  Ba3       B+     12/31/06                    4,000,014

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

July 31, 2000

PRINCIPAL                               BANK LOAN
 AMOUNT                                  RATINGS+
  (000)             BORROWER          MOODY'S   S&P      STATED MATURITY*         VALUE
            AUTOMOTIVE (CONTINUED)
$  9,947    Safelite Glass Corp.,
            Term Loan (a) (b).......  Caa1      NR     12/23/03 to 12/23/05   $    5,468,191
   3,144    Safelite Glass Corp.,
            Revolving Credit
            Agreement (a) (b).......  Caa1      NR     12/23/03                    1,728,394
  15,000    Tenneco Automotive,
            Inc., Term Loan.........  Ba3       BB     11/04/07 to 07/04/08       14,899,680
                                                                              --------------
                                                                                  63,816,986
                                                                              --------------
            BEVERAGE, FOOD & TOBACCO  2.6%
  28,741    Agrilink Foods, Inc.,
            Term Loan...............  B1        B+     09/30/04 to 09/30/05       28,740,512
   9,250    B & G Foods, Inc., Term
            Loan....................  B1        B+     03/31/06                    9,245,946
                                                                              --------------
                                                                                  37,986,458
                                                                              --------------
            BROADCASTING--CABLE  0.5%
   6,975    Fairchild Corp., Term
            Loan....................  Ba3       BB-    04/30/06                    6,975,039
                                                                              --------------

            BROADCASTING--DIVERSIFIED  1.0%
  10,000    Comcorp Broadcasting,
            Inc., Term Loan.........  NR        NR     06/30/07                   10,000,024
   4,550    White Knight
            Broadcasting, Inc., Term
            Loan....................  NR        NR     06/30/07                    4,550,011
                                                                              --------------
                                                                                  14,550,035
                                                                              --------------
            BROADCASTING--RADIO  0.5%
   7,000    Cumulus Media, Inc.,
            Term Loan...............  B1        B+     09/30/07 to 02/28/08        7,000,000
                                                                              --------------

            BROADCASTING--TELEVISION  1.2%
   7,960    Quoram Broadcasting,
            Inc., Term Loan.........  NR        NR     09/30/07                    7,959,965
   8,833    Sinclair Broadcast
            Group, Inc., Term
            Loan....................  Ba2       BB-    09/15/05                    8,834,182
                                                                              --------------
                                                                                  16,794,147
                                                                              --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

July 31, 2000

PRINCIPAL                               BANK LOAN
 AMOUNT                                  RATINGS+
  (000)             BORROWER          MOODY'S   S&P      STATED MATURITY*         VALUE
            BUILDINGS & REAL ESTATE  1.3%
$  4,929    Builders FirstSource,
            Inc., Term Loan.........  NR        BB-    12/30/05               $    4,929,731
   1,491    Crescent Real Estate
            Equities Co., Term
            Loan....................  NR        NR     02/01/04                    1,483,104
   6,000    Morrison Knudsen Corp.,
            Term Loan...............  Ba1       NR     08/14/00                    5,996,250
   7,450    Prison Realty Trust,
            Inc., Term Loan.........  B3        B      12/31/02                    7,286,816
                                                                              --------------
                                                                                  19,695,901
                                                                              --------------
            CHEMICAL, PLASTICS & RUBBER  5.1%
   4,247    Applied Tech Management
            Corp., Term Loan........  B1        NR     04/30/07                    4,231,088
   4,962    Georgia Gulf Corp., Term
            Loan....................  Ba1       BBB-   11/12/06                    4,996,100
   4,628    Huntsman Group Holdings,
            Term Loan...............  Ba2       NR     04/01/02                    4,613,284
   1,026    Huntsman Group Holdings,
            Revolving Credit
            Agreement...............  Ba2       NR     12/31/02                    1,025,812
   4,950    Huntsman ICI Chemicals
            LLC, Term Loan..........  Ba3       BB     06/30/07 to 06/30/08        4,987,407
  14,081    Lyondell Petrochemical
            Co., Term Loan..........  Ba3       NR     06/30/05 to 05/17/06       14,447,930
   4,975    MetoKote Corp., Term
            Loan....................  NR        NR     11/02/05                    4,975,703
  10,000    Nutrasweet Co., Term
            Loan....................  Ba3       NR     05/25/07 to 05/25/09        9,988,086
   2,993    Om Group, Inc., Term
            Loan....................  NR        NR     03/31/07                    2,999,981
   8,025    Pioneer Americas
            Acquisition Corp., Term
            Loan....................  B3        B      12/31/06                    8,024,117
   6,220    Sterling Pulp Chemicals,
            Inc., Term Loan.........  B3        BB-    09/30/04                    6,220,670

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

July 31, 2000

PRINCIPAL                               BANK LOAN
 AMOUNT                                  RATINGS+
  (000)             BORROWER          MOODY'S   S&P      STATED MATURITY*         VALUE
            CHEMICAL, PLASTICS & RUBBER (CONTINUED)
$  3,990    Sybron Chemicals, Inc.,
            Term Loan...............  NR        NR     07/31/04               $    3,977,631
   5,713    West American Rubber,
            Term Loan...............  NR        NR     06/30/05                    3,999,100
                                                                              --------------
                                                                                  74,486,909
                                                                              --------------
            CONSTRUCTION MATERIALS  3.4%
     875    Dayton Superior Corp.,
            Term Loan...............  Ba3       BB-    06/01/08                      872,920
   5,538    Flextek Components,
            Inc., Term Loan (a).....  NR        NR     08/31/03                    3,045,808
   8,479    Formica Corp., Term
            Loan....................  B1        B+     04/30/06                    8,491,998
   7,180    Hexcel Corp., Term
            Loan....................  Ba3       BB-    09/14/05                    7,171,891
  20,731    Magnatrax Corp., Term
            Loan....................  NR        NR     11/15/05                   20,731,053
   9,900    Mueller Group, Inc.,
            Term Loan...............  B1        B+     08/16/06 to 08/16/07        9,924,750
                                                                              --------------
                                                                                  50,238,420
                                                                              --------------
            CONTAINERS, PACKAGING & GLASS  3.7%
  10,905    Dr. Pepper/Seven-Up
            Cos., Inc., Term Loan...  NR        NR     10/07/07                   10,910,363
  10,000    Huntsman Packaging
            Corp., Term Loan........  B1        BB-    05/31/08                   10,031,250
  10,000    LLS Corp., Term Loan....  B1        B+     07/31/06                   10,000,534
  14,850    Mediapak Corp., Term
            Loan....................  NR        NR     12/31/05 to 12/31/06       14,851,104
   3,894    Stone Container Corp.,
            Term Loan...............  Ba3       B+     10/01/03                    3,906,148
   5,000    Tekni-Plex, Inc., Term
            Loan....................  Ba3       B+     06/26/08                    5,028,125
                                                                              --------------
                                                                                  54,727,524
                                                                              --------------
            DIVERSIFIED MANUFACTURING  1.8%
   4,938    Blount, Inc., Term
            Loan....................  B1        B+     09/30/06                    4,965,337
  12,500    Citation Corp., Term
            Loan....................  NR        B+     12/01/07                   12,501,694

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

July 31, 2000

PRINCIPAL                               BANK LOAN
 AMOUNT                                  RATINGS+
  (000)             BORROWER          MOODY'S   S&P      STATED MATURITY*         VALUE
            DIVERSIFIED MANUFACTURING (CONTINUED)
$  3,990    Tritech Precision, Inc.,
            Term Loan...............  B1        B+     03/28/07               $    3,968,996
   4,983    UCAR Global Enterprises,
            Inc., Term Loan.........  Ba3       BB-    12/31/07                    4,981,778
                                                                              --------------
                                                                                  26,417,805
                                                                              --------------
            ECOLOGICAL  2.8%
  40,000    Allied Waste Industries,
            Inc., Term Loan.........  Ba3       BB     07/23/06 to 07/23/07       38,545,600
   3,180    Safety-Kleen Corp., Term
            Loan (a) (b)............  NR        NR     04/03/05 to 04/03/06        2,162,215
                                                                              --------------
                                                                                  40,707,815
                                                                              --------------
            ELECTRONICS  3.5%
   7,131    Amphenol Corp., Term
            Loan....................  Ba2       BB     05/19/04                    7,031,038
   5,355    Dynamic Details, Inc.,
            Term Loan...............  B1        B+     04/22/05                    5,355,242
   9,914    EG&G Technical Services,
            Inc., Term Loan.........  B1        NR     08/20/07                    9,913,772
   9,844    Stratus Computers, Inc.,
            Term Loan...............  NR        NR     02/26/05                    9,856,055
   5,000    Stream International
            Holdings, Inc., Term
            Loan....................  NR        NR     12/31/06                    5,000,177
   5,928    Superior Telcom, Inc.,
            Term Loan...............  Ba3       B+     11/27/05                    5,910,433
   8,000    Viasystems, Inc., Term
            Loan....................  B1        BB-    03/31/07                    7,996,248
                                                                              --------------
                                                                                  51,062,965
                                                                              --------------
            ENTERTAINMENT & LEISURE  4.2%
   9,930    Aspen Marketing Group,
            Term Loan...............  NR        NR     06/30/06                    9,930,697
  15,936    Fitness Holdings
            Worldwide, Inc., Term
            Loan....................  NR        B+     11/02/06 to 11/02/07       15,789,384
  15,000    SFX Entertainment, Inc.,
            Term Loan...............  B1        NR     06/30/06                   15,015,000

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

July 31, 2000

PRINCIPAL                               BANK LOAN
 AMOUNT                                  RATINGS+
  (000)             BORROWER          MOODY'S   S&P      STATED MATURITY*         VALUE
            ENTERTAINMENT & LEISURE (CONTINUED)
$ 17,000    Six Flags Theme Parks,
            Inc., Term Loan.........  Ba2       B+     09/30/05               $   17,111,571
   3,185    True Temper Sports,
            Inc., Term Loan.........  B1        BB-    09/30/05                    3,185,171
                                                                              --------------
                                                                                  61,031,823
                                                                              --------------
            FINANCE  2.8%
   7,305    Bridge Information
            Systems, Inc., Term
            Loan....................  NR        NR     05/29/05                    7,306,036
  16,873    Outsourcing Solutions,
            Term Loan...............  B2        BB-    06/01/06                   16,832,951
  10,000    Paul G. Allen, Term
            Loan....................  NR        NR     06/10/03                    9,995,667
   6,000    Sovereign Bancorp, Inc.,
            Term Loan...............  Ba3       NR     11/14/03                    6,022,500
                                                                              --------------
                                                                                  40,157,154
                                                                              --------------
            GROCERY  0.5%
   7,523    The Pantry, Inc., Term
            Loan....................  B1        BB-    01/31/06                    7,523,400
                                                                              --------------

            HEALTHCARE  4.5%
   6,300    Charles River
            Laboratories, Inc., Term
            Loan....................  B1        B+     09/29/07                    6,300,000
   5,000    Columbia/HCA Healthcare
            Corp., Term Loan........  NR        NR     09/13/01                    4,946,882
  14,925    Dade Behring, Inc., Term
            Loan....................  Ba3       B+     06/30/06 to 06/30/07       14,924,193
   8,055    LifePoint Hospitals,
            Inc., Term Loan.........  B1        B+     11/11/05                    8,059,796
   9,975    National Nephrology
            Associates, Inc., Term
            Loan....................  B1        B+     12/31/05                    9,975,373
   4,944    Unilab Corp., Term
            Loan....................  B1        B+     11/23/06                    4,945,092
  18,119    Vencor, Inc., Term
            Loan (a) (b)............  NR        NR     01/15/05                   15,763,783
                                                                              --------------
                                                                                  64,915,119
                                                                              --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

July 31, 2000

PRINCIPAL                               BANK LOAN
 AMOUNT                                  RATINGS+
  (000)             BORROWER          MOODY'S   S&P      STATED MATURITY*         VALUE
            HOME & OFFICE FURNISHINGS, HOUSEWARES & DURABLE CONSUMER
            PRODUCTS  2.1%
$ 16,043    Imperial Home Decor
            Group, Inc., Term
            Loan (a) (b)............  NR        NR     03/12/04 to 03/13/06   $    9,306,205
   5,355    Imperial Home Decor
            Group, Inc., Revolving
            Credit
            Agreement (a) (b).......  NR        NR     03/12/04                    3,103,405
   4,913    Medical Arts Press,
            Inc., Term Loan.........  NR        NR     05/16/06                    4,912,061
  13,402    Rent-A-Center, Inc.,
            Term Loan...............  Ba3       BB-    01/31/06 to 12/31/07       13,359,207
                                                                              --------------
                                                                                  30,680,878
                                                                              --------------
            HOTELS, MOTELS, INNS & GAMING  3.5%
  10,000    Aladdin Gaming LLC, Term
            Loan....................  B2        NR     08/25/06                   10,000,007
  15,000    Extended Stay America,
            Inc., Term Loan.........  Ba3       NR     12/31/03 to 06/30/07       14,961,470
   9,973    FelCor Lodging LP, Term
            Loan....................  Ba2       BB     03/31/04                    9,931,774
   3,491    Isle Of Capri Casinos,
            Inc., Term Loan.........  Ba2       BB-    03/02/06 to 03/02/07        3,510,578
   5,500    Las Vegas Sands, Inc.,
            Term Loan...............  NR        B+     07/31/04                    5,479,858
   7,569    Meditrust Corp.,
            Revolving Credit
            Agreement...............  NR        NR     07/17/01                    7,569,735
                                                                              --------------
                                                                                  51,453,422
                                                                              --------------
            INSURANCE  0.3%
   5,000    Brera Gab Robins, Inc.,
            Term Loan...............  NR        NR     12/01/05                    5,000,104
                                                                              --------------

            MACHINERY  4.0%
   3,000    Alliance Laundry Systems
            LLC, Term Loan..........  B1        B+     06/30/05                    2,985,000
  15,000    Ashtead Group PLC, Term
            Loan....................  NR        NR     06/01/07                   14,913,506
   4,970    Coinmach Corp., Term
            Loan....................  NR        BB-    12/31/04 to 06/30/05        4,951,912
   7,323    Gleason Corp., Term
            Loan....................  NR        NR     02/18/08                    7,305,005

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

July 31, 2000

PRINCIPAL                               BANK LOAN
 AMOUNT                                  RATINGS+
  (000)             BORROWER          MOODY'S   S&P      STATED MATURITY*         VALUE

            MACHINERY (CONTINUED)
$ 15,000    Ocean Rig (Norway), Term
            Loan....................  NR        NR     06/01/08               $   15,001,271
   9,834    Terex Corp., Term
            Loan....................  Ba3       BB-    03/06/06                    9,844,058
   3,000    Weigh-Tronix LLC, Term
            Loan....................  NR        NR     06/30/07                    2,985,000
                                                                              --------------
                                                                                  57,985,752
                                                                              --------------
            MEDICAL PRODUCTS & SUPPLIES  1.9%
  15,000    Alliance Imaging, Inc.,
            Term Loan...............  B1        NR     11/02/07 to 11/02/08       14,887,500
   5,162    Stryker Corp., Term
            Loan....................  Ba2       BB     12/04/05                    5,186,488
   7,860    Wilson Greatbatch, Ltd.,
            Term Loan...............  NR        NR     07/30/04                    7,860,229
                                                                              --------------
                                                                                  27,934,217
                                                                              --------------
            MINING, STEEL, IRON & NON-PRECIOUS METALS  1.1%
  15,770    Ispat Inland, Term
            Loan....................  Ba3       BB     07/16/05 to 07/16/06       15,702,066
                                                                              --------------

            NATURAL RESOURCES  0.2%
   3,268    P&L Coal Holdings Corp.,
            Term Loan...............  Ba2       NR     06/30/06                    3,263,400
                                                                              --------------

            NON-DURABLE CONSUMER GOODS  0.1%
     997    American Safety Razor
            Co., Term Loan..........  B1        B+     04/30/07                      994,157
                                                                              --------------

            PAPER & FOREST PRODUCTS  0.6%
   8,745    Pacifica Papers, Inc.,
            Term Loan...............  Ba2       BB     03/12/06                    8,788,725
                                                                              --------------

            PERSONAL & MISCELLANEOUS SERVICES  1.6%
     917    Boyds Collection, Ltd.,
            Term Loan...............  Ba3       B+     04/21/06                      911,107
  18,762    Davel Financing Co. LLC,
            Term Loan (c)...........  NR        NR     06/23/05                    3,002,000
  13,500    DIMAC Corp., Term
            Loan (b)................  NR        NR     06/30/06 to 12/30/06       10,935,000
   9,525    Telespectrum Worldwide,
            Inc., Term Loan.........  NR        NR     12/31/01 to 12/31/03        9,527,735
                                                                              --------------
                                                                                  24,375,842
                                                                              --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

July 31, 2000

PRINCIPAL                               BANK LOAN
 AMOUNT                                  RATINGS+
  (000)             BORROWER          MOODY'S   S&P      STATED MATURITY*         VALUE
            PHARMACEUTICALS  0.6%
$  8,620    King Pharmaceuticals,
            Inc., Term Loan.........  B1        BB-    12/18/06               $    8,631,508
                                                                              --------------

            PRINTING & PUBLISHING  5.1%
   5,000    21st Century Newspaper,
            Term Loan...............  B3        NR     09/15/05                    4,981,536
   6,380    Advanstar
            Communications, Term
            Loan....................  Ba3       B+     04/30/05                    6,379,673
   4,988    American Reprographics,
            Term Loan...............  NR        NR     03/31/08                    4,942,311
   5,990    Big Flower Press
            Holdings, Inc., Term
            Loan....................  B1        NR     12/06/08                    6,012,651
   4,898    Check Printers, Inc.,
            Term Loan...............  NR        NR     06/30/05                    4,897,963
   8,500    Commerce Connect Media,
            Term Loan...............  NR        NR     12/31/07                    8,457,877
   9,950    Haights Cross Comm.
            Operating Co., Term
            Loan....................  B2        B+     12/10/06                    9,951,490
   5,000    Liberty Group Operating,
            Inc., Term Loan.........  B1        B      03/31/07                    4,987,828
   6,429    Penton Media, Inc., Term
            Loan....................  Ba3       BB-    06/30/07                    6,428,789
   4,980    Reiman Publications,
            Inc., Term Loan.........  NR        NR     12/10/05                    4,999,492
   4,081    TWP LP, Term Loan.......  Ba3       B+     10/01/04                    4,080,543
   6,000    Vutek, Inc., Term
            Loan....................  NR        NR     06/30/07                    5,962,500
   2,495    Ziff-Davis Media, Inc.,
            Term Loan...............  Ba3       B+     03/31/07                    2,499,050
                                                                              --------------
                                                                                  74,581,703
                                                                              --------------
            RESTAURANTS & FOOD SERVICE  0.6%
   3,120    Americas Favorite
            Chicken, Inc., Term
            Loan....................  Ba3       BB-    06/30/02                    3,120,307
   1,384    Carvel Corp., Term
            Loan....................  NR        NR     06/30/01                    1,383,744
   4,354    Domino's Pizza, Term
            Loan....................  B1        B+     12/21/06 to 12/21/07        4,372,268
                                                                              --------------
                                                                                   8,876,319
                                                                              --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

July 31, 2000

PRINCIPAL                               BANK LOAN
 AMOUNT                                  RATINGS+
  (000)             BORROWER          MOODY'S   S&P      STATED MATURITY*         VALUE
            RETAIL--OFFICE PRODUCTS  1.0%
$  6,540    Buhrmann U.S., Inc.,
            Term Loan...............  Ba3       BB-    10/26/07               $    6,556,445
   8,804    U.S. Office Products
            Co., Term Loan..........  Caa1      CCC+   06/09/06                    8,363,623
                                                                              --------------
                                                                                  14,920,068
                                                                              --------------
            RETAIL--OIL & GAS  1.8%
   7,433    Barjan Products LLC,
            Term Loan...............  NR        NR     05/31/06                    7,396,501
   5,000    Kwik Trip, Inc., Term
            Loan....................  NR        NR     07/27/07                    4,987,500
   5,000    Port Arthur Coker Co.,
            Term Loan...............  Ba3       NR     07/15/07                    4,743,876
   9,288    Superior Energy
            Services, Inc., Term
            Loan....................  Ba3       BB-    06/30/06                    9,288,760
                                                                              --------------
                                                                                  26,416,637
                                                                              --------------
            RETAIL--STORES  2.5%
  14,738    Duane Reade, Inc., Term
            Loan....................  B1        B+     02/15/06                   14,738,547
   7,087    Kirklands, Holdings,
            Term Loan...............  NR        NR     06/30/02                    7,087,096
  14,000    Rite Aid Corp., Term
            Loan....................  Ba3       B      08/01/02                   13,930,003
                                                                              --------------
                                                                                  35,755,646
                                                                              --------------
            TELECOMMUNICATIONS--LOCAL EXCHANGE CARRIERS  2.2%
   2,973    Alaska Communications
            Systems Holdings, Inc.,
            Term Loan...............  B1        BB     11/14/07 to 05/14/08        2,974,559
   5,000    Cincinnati Bell, Inc.,
            Term Loan...............  Ba1       NR     12/30/06                    5,010,115
   7,000    McLeodUSA, Inc., Term
            Loan....................  Ba2       BB-    05/31/08                    7,015,624
  11,743    Orius Corp., Term
            Loan....................  NR        B+     12/14/06                   11,744,126
   5,000    Rural Cellular Corp.,
            Term Loan...............  B1        B+     10/03/08 to 04/03/09        4,994,375
                                                                              --------------
                                                                                  31,738,799
                                                                              --------------
            TELECOMMUNICATIONS--LONG DISTANCE  1.6%
  24,000    Pacific Crossing, Ltd.,
            Term Loan...............  NR        NR     07/28/06                   24,000,000
                                                                              --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

July 31, 2000

PRINCIPAL                               BANK LOAN
 AMOUNT                                  RATINGS+
  (000)             BORROWER          MOODY'S   S&P      STATED MATURITY*         VALUE
            TELECOMMUNICATIONS--PAGING  0.8%
$ 10,973    TSR Wireless LLC, Term
            Loan....................  NR        NR     06/30/05               $   10,972,500
                                                                              --------------

            TELECOMMUNICATIONS--WIRELESS  7.2%
   5,000    American Cellular Corp.,
            Term Loan...............  Ba3       B+     03/31/08 to 03/31/09        5,000,390
  15,000    BCP SP Ltd., Term Loan..  NR        NR     03/31/00 to 03/31/05       14,851,437
   5,000    Crown Castle
            International Corp.,
            Term Loan...............  Ba3       BB-    03/15/08                    5,015,180
  53,996    Iridium Operating LLC,
            Term Loan (a) (b).......  NR        D      12/29/00                   11,879,117
  19,500    Nextel Finance Co., Term
            Loan....................  Ba2       BB-    06/30/08 to 03/31/09       19,554,599
  15,000    Nextel Partners, Inc.,
            Term Loan...............  Ba2       B-     07/29/08                   15,081,255
   5,000    Telecorp PCS, Inc., Term
            Loan....................  B2        NR     12/05/07                    4,994,790
  23,250    VoiceStream Wireless
            Corp., Term Loan........  B1        B+     02/25/08 to 02/25/09       23,147,950
   5,000    Western Wireless Corp.,
            Term Loan...............  Ba2       BB     09/30/08                    5,021,250
                                                                              --------------
                                                                                 104,545,968
                                                                              --------------
            TEXTILES & LEATHER  3.7%
   8,113    American Marketing
            Industries, Inc., Term
            Loan....................  NR        NR     11/30/04 to 11/30/05        8,114,153
   1,645    GFSI, Inc., Term Loan...  Ba3       NR     03/31/04                    1,628,674
  18,955    Glenoit Corp., Term
            Loan (c)................  Caa1      D      12/31/03 to 06/30/04       16,682,696
   5,400    Humphrey's, Inc., Term
            Loan....................  NR        NR     01/15/03                    3,832,952
   3,370    Jo-Ann Fabrics Corp.,
            Term Loan...............  Ba3       BB-    06/30/05                    3,353,361
   4,968    Norcorp, Inc., Term
            Loan....................  NR        NR     05/30/06 to 11/30/06        4,968,252

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

July 31, 2000

PRINCIPAL                               BANK LOAN
 AMOUNT                                  RATINGS+
  (000)             BORROWER          MOODY'S   S&P      STATED MATURITY*         VALUE
            TEXTILES & LEATHER (CONTINUED)
$ 13,755    Norcross Safety
            Products, Term Loan.....  NR        NR     10/02/05               $   13,750,181
   2,000    Sleepmaster LLC, Term
            Loan....................  B1        BB-    12/31/06                    1,992,507
                                                                              --------------
                                                                                  54,322,776
                                                                              --------------
            TRANSPORTATION--CARGO  2.6%
   4,903    Atlas Freighter Leasing,
            Term Loan...............  NR        NR     04/20/05 to 04/20/06        4,884,325
   3,936    Evergreen International
            Aviation, Inc., Term
            Loan....................  NR        NR     05/02/04                    3,901,303
   3,783    Gemini Leasing, Inc.,
            Term Loan...............  B1        NR     08/12/05                    3,783,888
  16,915    North American Van
            Lines, Inc., Term
            Loan....................  B1        B+     11/18/07                   16,915,000
   8,018    OmniTrax Railroads LLC,
            Term Loan...............  NR        NR     05/14/05                    8,019,343
                                                                              --------------
                                                                                  37,503,859
                                                                              --------------
            TRANSPORTATION--PERSONAL  2.1%
   9,973    Avis Rent A Car, Inc.,
            Term Loan...............  Ba3       BB+    06/30/06 to 06/30/07        9,982,030
  19,976    Motor Coach Industries
            International, Inc.,
            Term Loan...............  Ba3       BB-    06/15/06                   19,979,456
                                                                              --------------
                                                                                  29,961,486
                                                                              --------------
            TRANSPORTATION--RAIL MANUFACTURING  0.2%
   2,993    RailWorks Corp., Term
            Loan....................  B1        BB-    09/30/06                    3,014,955
                                                                              --------------

            UTILITIES  1.1%
  10,000    AES Texas Funding LLC,
            Term Loan...............  Ba1       NR     04/24/01                   10,001,126
   6,000    Western Resources, Inc.,
            Term Loan...............  NR        NR     03/17/03                    6,025,500
                                                                              --------------
                                                                                  16,026,626
                                                                              --------------

TOTAL VARIABLE RATE** SENIOR LOAN INTERESTS  94.1%
  (Cost $1,456,565,453)....................................................    1,371,468,882
                                                                              --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

July 31, 2000

DESCRIPTION                                                                         VALUE
COMMERCIAL PAPER  5.4%
Armstrong World Industries, Inc. ($10,000,000 par, maturing 08/09/00,
yielding 6.67%)..............................................................   $    9,985,178
Ashland, Inc. ($20,000,000 par, maturing 08/04/00, yielding 6.67%)...........       19,988,883
Bridgestone/Firestone, Inc. ($2,300,000 par, maturing 08/02/00, yielding
6.50%).......................................................................        2,299,585
Federated Department Stores, Inc. ($10,000,000 par, maturing 08/02/00,
yielding 6.67%)..............................................................        9,998,147
Hunt (J.B.) Transportation Services, Inc. ($5,000,000 par, maturing 08/03/00,
yielding 6.70%)..............................................................        4,998,139
Mallinckrodt, Inc. ($11,500,000 par, maturing 08/01/00, yielding 6.75%)......       11,500,000
Temple Inland, Inc. ($3,400,000 par, maturing 08/01/00, yielding 6.78%)......        3,400,000
Texas Utilities Co. ($10,000,000 par, maturing 08/01/00, yielding 6.68%).....       10,000,000
Xtra, Inc. ($6,000,000 par, maturing 08/07/00, yielding 6.70%)...............        5,993,300
                                                                                --------------

TOTAL COMMERCIAL PAPER  5.4%
  (Cost $78,163,232).........................................................       78,163,232
                                                                                --------------

TOTAL INVESTMENTS  99.5%
  (Cost $1,534,728,685)......................................................    1,449,632,114

OTHER ASSETS IN EXCESS OF LIABILITIES  0.5%..................................        7,976,494
                                                                                --------------

NET ASSETS  100.0%...........................................................   $1,457,608,608
                                                                                ==============

NR=Not Rated

 + Bank loans rated below Baa by Moody's Investor Service, Inc. or BBB by Standard & Poor's Group are considered to be below investment grade. (Unaudited)

 1  Industry percentages are calculated as a percentage of net assets.

(a) This Senior Loan interest is non-income producing.

(b) This Borrower has filed for protection in federal bankruptcy court.

(c) Subsequent to July 31, 2000, this borrower has filed for protection in federal bankruptcy court.

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

July 31, 2000

 * Senior Loans in the Fund's portfolio generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans in the Fund's portfolio may occur. As a result, the actual remaining maturity of Senior Loans held in the Fund's portfolio may be substantially less than the stated maturities shown. Although the Fund is unable to accurately estimate the actual remaining maturity of individual Senior Loans, the Fund estimates that the actual average maturity of the Senior Loans held in its portfolio will be approximately 18-24 months.

 ** Senior Loans in which the Fund invests generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more major United States banks and (iii) the certificate of deposit rate. Senior loans are generally considered to be restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or borrower prior to the disposition of a Senior Loan.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
July 31, 2000

ASSETS:
Total Investments (Cost $1,534,728,685).....................  $1,449,632,114
Receivables:
  Interest..................................................      11,031,886
  Fund Shares Sold..........................................       2,678,181
Prepaid Expenses............................................         516,136
Other.......................................................          33,624
                                                              --------------
      Total Assets..........................................   1,463,891,941
                                                              ==============
LIABILITIES:
Payables:
  Income Distributions......................................       1,880,672
  Custodian Bank............................................       1,527,645
  Investment Advisory Fee...................................       1,233,040
  Distributor and Affiliates................................         374,049
  Administrative Fee........................................         344,154
  Fund Shares Repurchased...................................          51,789
  Initial Offering and Registration Costs...................          41,558
Accrued Expenses............................................         764,381
Trustees' Deferred Compensation and Retirement Plans........          66,045
                                                              --------------
      Total Liabilities.....................................       6,283,333
                                                              --------------
NET ASSETS..................................................  $1,457,608,608
                                                              ==============
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 152,178,276 shares issued and
  outstanding)..............................................  $    1,521,783
Paid in Surplus.............................................   1,534,716,501
Accumulated Undistributed Net Investment Income.............       3,604,417
Accumulated Net Realized Gain...............................       2,862,478
Net Unrealized Depreciation.................................     (85,096,571)
                                                              --------------
NET ASSETS..................................................  $1,457,608,608
                                                              ==============
NET ASSET VALUE PER COMMON SHARE ($1,457,608,608 divided by
  152,178,276 shares outstanding)...........................  $         9.58
                                                              ==============

See Notes to Financial Statements

Statement of Operations
For the Year Ended July 31, 2000

INVESTMENT INCOME:
Interest....................................................  $140,920,030
Fees........................................................        33,586
Other.......................................................     2,077,389
                                                              ------------
    Total Income............................................   143,031,005
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................    15,073,901
Administrative Fee..........................................     3,966,816
Service Fee.................................................     2,380,090
Shareholder Services........................................     1,159,712
Custody.....................................................       674,541
Legal.......................................................       622,791
Amortization of Organizational Costs........................       102,254
Trustees' Fees and Related Expenses.........................        76,608
Other.......................................................     2,002,678
                                                              ------------
    Total Expenses..........................................    26,059,391
                                                              ------------
NET INVESTMENT INCOME.......................................  $116,971,614
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $  3,089,393
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................      (911,892)
  End of the Period.........................................   (85,096,571)
                                                              ------------
Net Unrealized Depreciation During the Period...............   (84,184,679)
                                                              ------------
NET REALIZED AND UNREALIZED LOSS............................  $(81,095,286)
                                                              ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 35,876,328
                                                              ============

                                               See Notes to Financial Statements

Statement of Changes in Net Assets
For the Years Ended July 31, 2000 and 1999

                                                      YEAR ENDED        YEAR ENDED
                                                    JULY 31, 2000     JULY 31, 1999
                                                    --------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income............................   $  116,971,614    $   58,912,884
Net Realized Gain................................        3,089,393           891,210
Net Unrealized Depreciation During the Period....      (84,184,679)       (1,472,606)
                                                    --------------    --------------
Change in Net Assets from Operations.............       35,876,328        58,331,488
                                                    --------------    --------------
Distributions from Net Investment Income.........     (116,807,793)      (56,436,224)
Distributions from Net Realized Gain.............       (1,076,619)          (39,076)
                                                    --------------    --------------
    Total Distributions..........................     (117,884,412)      (56,475,300)
                                                    --------------    --------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.....................................      (82,008,084)        1,856,188
                                                    --------------    --------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold........................      568,093,865     1,133,265,976
Net Asset Value of Shares Issued Through Dividend
  Reinvestment...................................       81,211,399        39,411,306
Cost of Shares Repurchased.......................     (581,641,209)     (114,016,137)
                                                    --------------    --------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS...................................       67,664,055     1,058,661,145
                                                    --------------    --------------
TOTAL INCREASE/DECREASE IN NET ASSETS............      (14,344,029)    1,060,517,333
NET ASSETS:
Beginning of the Period..........................    1,471,952,637       411,435,304
                                                    --------------    --------------
End of the Period (Including accumulated
  undistributed net investment income of
  $3,604,417 and $3,303,975, respectively).......   $1,457,608,608    $1,471,952,637
                                                    ==============    ==============

See Notes to Financial Statements

Statement of Cash Flows
For the Year Ended July 31, 2000

CHANGE IN NET ASSETS FROM OPERATIONS........................  $  35,876,328
                                                              -------------
Adjustments to Reconcile the Change in Net Assets from
  Operations to Net Cash Used for Operating Activities:
  Decrease in Investments at Value..........................      1,117,270
  Increase in Interest Receivable...........................     (3,545,844)
  Decrease in Receivable for Funding Fee....................        250,000
  Increase in Prepaid Expenses..............................       (267,501)
  Decrease in Unamortized Organizational Costs..............        102,254
  Increase in Other Assets..................................        (20,882)
  Increase in Investment Advisory Fees Payable..............         38,183
  Increase in Administrative Fees Payable...................         10,048
  Increase in Distributor & Affiliates Payable..............         52,836
  Increase in Accrued Expenses..............................        501,409
  Increase in Trustees' Deferred Compensation and Retirement
    Plans...................................................         31,603
                                                              -------------
    Total Adjustments.......................................     (1,730,624)
                                                              -------------
NET CASH PROVIDED BY OPERATING ACTIVITIES...................     34,145,704
                                                              -------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from Shares Sold...................................    584,707,828
Change in Intra-day Credit Line with Custodian Bank.........       (565,467)
Payments on Shares Repurchased..............................   (581,589,420)
Cash Dividends Paid.........................................    (35,622,026)
Capital Gain Distributions Paid.............................     (1,076,619)
                                                              -------------
  Net Cash Provided by Financing Activities.................    (34,145,704)
                                                              -------------
NET INCREASE IN CASH........................................           -0 -
Cash at Beginning of the Period.............................           -0 -
                                                              -------------
CASH AT END OF THE PERIOD...................................  $        -0 -
                                                              =============

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                           MARCH 27, 1998
                                                                           (COMMENCEMENT
                                                 YEAR ENDED JULY 31,       OF INVESTMENT
                                              -------------------------    OPERATIONS) TO
                                                2000          1999         JULY 31, 1998
                                              -------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD..... $  10.09      $  10.04          $ 10.00
                                              --------      --------          -------
  Net Investment Income......................      .72           .65              .21
  Net Realized and Unrealized Gain/Loss......     (.50)          .04              .04
                                              --------      --------          -------
Total from Investment Operations.............      .22           .69              .25
                                              --------      --------          -------
Less:
  Distributions from Net Investment Income...      .72           .64              .21
  Distributions from Realized Gain...........      .01           -0-              -0-
                                              --------      --------          -------
Total Distributions..........................      .73           .64              .21
                                              --------      --------          -------
NET ASSET VALUE, END OF THE PERIOD........... $   9.58      $  10.09          $ 10.04
                                              ========      ========          =======
Total Return* (a)............................    2.27%         7.09%            2.52%**
Net Assets at End of the Period (In
  millions).................................. $1,457.6      $1,472.0          $ 411.4
Ratio of Expenses to Average Net Assets*.....    1.64%         1.60%            1.70%
Ratio of Net Investment Income to Average Net
  Assets*....................................    7.37%         6.66%            6.33%
Portfolio Turnover (b).......................      54%           23%               4%**

 * If certain expenses had not been waived by Van
   Kampen, Total Return would have been lower and the
   ratios would have been as follows:
    Ratio of Expenses to Average Net
      Assets.................................      N/A         1.61%            1.92%
    Ratio of Net Investment Income to Average
      Net Assets.............................      N/A         6.65%            6.11%

** Non-Annualized

N/A = Not Applicable.

(a) Total return assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period and tender of all shares at the end of the period indicated, excluding payment of 1% imposed on most shares accepted by the Fund for repurchase which have been held for less than one year. If the early withdrawal charge was included, total return would be lower.

(b) Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests.

See Notes to Financial Statements

NOTES TO

FINANCIAL STATEMENTS

July 31, 2000

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Senior Floating Rate Fund (the "Fund") is registered as a non-diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide a high level of current income, consistent with preservation of capital. The Fund seeks to achieve its objective by investing primarily in a portfolio of interests in floating or variable rate senior loans to corporations, partnerships and other entities which operate in a variety of industries and geographical regions. The Fund commenced investment operations on March 27, 1998.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION The Fund's Variable Rate Senior Loan interests ("Loan interests") are valued by the Fund following guidelines established and periodically reviewed by the Fund's Board of Trustees. Subject to criteria established by the Fund's Board of Trustees about the availability and reliability of market indicators obtained from independent pricing sources, certain Loan interests are valued at the mean of bid and ask market indicators supplied by independent pricing sources approved by the Fund's Board of Trustees. All other Loan interests are valued by considering a number of factors including consideration of market indicators, transactions in instruments which Van Kampen Investment Advisory Corp. (the "Adviser") believes may be comparable (including comparable credit quality, interest rate, interest rate redetermination period and maturity), the credit worthiness of the borrower, the current interest rate, the period until next interest rate redetermination and the maturity of such Loan interests. Consideration of comparable instruments may include commercial paper, negotiable certificates of deposit and short-term variable rate securities which have adjustment periods comparable to the Loan interests in the Fund's portfolio. The fair value of Loan interests are reviewed and approved by the Fund's Valuation Committee and by the Fund's Board of Trustees. The fair value of a Loan interest may differ significantly from the market value that would have been used had there been a ready and reliable market for that Loan interest.

    Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Short-term loan participations are valued at cost in the absence of any indication of impairment.

NOTES TO

FINANCIAL STATEMENTS

July 31, 2000

B. SECURITY TRANSACTIONS Investment transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Facility fees received are treated as market discounts. Market premiums are amortized and discounts are accreted over the stated life of each applicable security. Other income is comprised primarily of amendment fees. Amendment fees are earned as compensation for agreeing to changes in loan agreements.

D. ORGANIZATIONAL COSTS The Fund has agreed to reimburse Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen") for costs incurred in connection with the Fund's organization in the amount of $140,000. These costs normally are amortized over a 60 month period beginning on the date of the Fund's initial public offering of its shares. However, AICPA Statement of Position 98-5, which is effective for fiscal years beginning after December 15, 1998, requires that unamortized organizational costs on the Fund's statement of assets and liabilities be written off. Therefore, the Fund wrote off the remaining unamortized organizational costs in August 1999.

E. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions.

    At July 31, 2000, for federal income tax purposes the cost of long- and short-term investments is $1,534,731,336, the aggregate gross unrealized appreciation is $6,537,395 and the aggregate gross unrealized depreciation is $91,636,617, resulting in net unrealized depreciation on long- and short-term investments of $85,099,222.

F. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between financial and tax basis reporting for the 2000 fiscal year have been identified and appropriately reclassified. A permanent difference of $136,621 relating to expenses not

NOTES TO

FINANCIAL STATEMENTS

July 31, 2000

deductible for tax purposes has been reclassified from capital to accumulated undistributed net investment income.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                  AVERAGE DAILY NET ASSETS                      % PER ANNUM
First $4.0 billion..........................................    .950 of 1%
Next $3.5 billion...........................................    .900 of 1%
Next $2.5 billion...........................................    .875 of 1%
Over $10.0 billion..........................................    .850 of 1%

    In addition, the Fund will pay a monthly administrative fee to Van Kampen Funds Inc., the Fund's Administrator, at an annual rate of .25% of the average net assets of the Fund. The administrative services to be provided by the Administrator include monitoring the provisions of the loan agreements and any agreements with respect to participations and assignments, record keeping responsibilities with respect to interests in Variable Rate Senior Loans in the Fund's portfolio and providing certain services to the holders of the Fund's securities.

    For the year ended July 31, 2000, the Fund recognized expenses of approximately $284,100 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the year ended July 31, 2000, the Fund recognized expenses of approximately $22,500 representing Van Kampen's cost of providing legal services to the Fund.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the year ended July 31, 2000, the Fund recognized expenses for their services of approximately $887,100. Shareholder servicing fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are

NOTES TO

FINANCIAL STATEMENTS

July 31, 2000

based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At July 31, 2000 and July 31, 1999, paid in surplus aggregated $1,534,716,501 and $1,467,251,336 respectively.

    Transactions in common shares were as follows:

                                                            YEAR ENDED       YEAR ENDED
                                                           JULY 31, 2000    JULY 31, 1999
Beginning Shares.......................................     145,951,374       40,992,495
                                                            -----------      -----------
  Shares Sold..........................................      57,196,384      112,343,843
  Shares Issued Through Dividend Reinvestment..........       8,251,082        3,904,175
  Shares Repurchased...................................     (59,220,564)     (11,289,139)
                                                            -----------      -----------
  Net Increase in Shares...............................       6,226,902      104,958,879
                                                            -----------      -----------
Ending Shares..........................................     152,178,276      145,951,374
                                                            ===========      ===========

4. INVESTMENT TRANSACTIONS

During the period, the costs of purchases and proceeds from investments sold and repaid, excluding short-term investments, were $1,004,256,377 and $702,218,160, respectively.

5. TENDER OF SHARES

The Board of Trustees currently intends, each quarter, to consider authorizing the Fund to make tender offers for all or a portion of its then outstanding common shares at the net asset value of the shares on the expiration date of the tender offer. For the year ended July 31, 2000, 59,220,564 shares were tendered and repurchased by the Fund.

6. EARLY WITHDRAWAL CHARGE

An early withdrawal charge to recover offering expenses will be imposed in connection with most common shares held for less than one year which are accepted by the Fund for repurchase pursuant to tender offers. The early withdrawal charge of 1.00% will be payable to Van Kampen. For the year ended July 31, 2000, Van Kampen received early withdrawal charges of approximately $1,278,800 in connection with tendered shares of the Fund.

7. COMMITMENTS/BORROWINGS

Pursuant to the terms of certain of the Variable Rate Senior Loan agreements, the Fund had unfunded loan commitments of approximately $9,631,900 as of July 31,

NOTES TO

FINANCIAL STATEMENTS

July 31, 2000

2000. The Fund generally will maintain with its custodian short-term investments having an aggregate value at least equal to the amount of unfunded loan commitments.

    The Fund, along with the Van Kampen Prime Rate Income Trust, has entered into a revolving credit agreement with a syndicate led by Bank of America for an aggregate of $500,000,000, which will terminate on September 12, 2001. The proceeds of any borrowing by the Fund under the revolving credit agreement shall be used for temporary liquidity purposes and funding of shareholder tender offers. Annual commitment fees of .09% are charged on the unused portion of the credit line. Borrowings under this facility will bear interest at either the LIBOR rate or the Federal Funds rate plus .50%. There have been no borrowings under this agreement to date.

8. SENIOR LOAN PARTICIPATION COMMITMENTS

The Fund invests primarily in participations, assignments, or acts as a party to the primary lending syndicate of a Variable Rate Senior Loan interest to corporations, partnerships, and other entities. When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Fund and the borrower.

    At July 31, 2000, the following sets forth the selling participants with respect to interests in Senior Loans purchased by the Fund on a participation basis.

                                                                PRINCIPAL
                                                                 AMOUNT       VALUE
                    SELLING PARTICIPANT                           (000)       (000)
Chase Securities, Inc. .....................................    $ 66,879     $ 64,546
Bankers Trust...............................................      65,217       65,195
Toronto Dominion............................................      34,250       34,186
Canadian Imperial Bank of Commerce..........................      26,279       26,296
Bank of America.............................................      20,654       20,693
Morgan Guaranty Trust.......................................      19,983       20,011
Lehman Brothers.............................................      15,688       15,502
Bank of New York............................................      15,000       14,914
ABN Amro....................................................      15,000       14,851
Bank One....................................................      14,078       14,013
Fleet National Bank.........................................      11,055       11,045
Credit Suisse...............................................      10,985       10,994
Union Bank..................................................      10,975       10,952
IBJ Schroder Bank...........................................      10,000        9,974

NOTES TO

FINANCIAL STATEMENTS

July 31, 2000

                                                                PRINCIPAL
                                                                 AMOUNT       VALUE
              SELLING PARTICIPANT (CONTINUED)                     (000)       (000)
GE Capital..................................................       9,000        8,948
Industrial Bank of Japan....................................       5,000        4,987
Deutsche Bank...............................................       5,000        4,744
Citibank....................................................       5,000        4,988
Bank of Nova Scotia.........................................       4,913        4,912
Heller Finance..............................................       4,247        4,231
National City Bank..........................................       2,993        3,000
First Union.................................................       2,000        1,993
UBS AG......................................................       1,491        1,483
                                                                --------     --------
Total.......................................................    $375,687     $372,458
                                                                ========     ========

9. SERVICE PLAN

The Fund has adopted a Service Plan (the "Plan") designed to meet the service fee requirements of the sales charge rule of the National Association of Securities Dealers, Inc. The Plan governs payments for personal services and/or the maintenance of shareholder accounts.

    Annual fees under the Plan of .15% (.25% maximum) of net assets are accrued daily and paid quarterly. For the year ended July 31, 2000, the Fund paid service fees of approximately $2,380,100 to Van Kampen.